UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SHARPLINK GAMING LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Ordinary shares, nominal value NIS 0.06 per share (“Ordinary Shares”)

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF SHARPLINK GAMING LTD.

Proxy Statement dated April 25, 2023

and first mailed to shareholders on or about April 27, 2023

Dear Shareholders:

We are pleased to invite you to attend the Annual General Meeting of Shareholders (the “Meeting”) of SharpLink Gaming Ltd., which we refer to as “SharpLink,” “we” or the “Company,” to be held on Thursday, May 25, 2023 at 4:00 PM Central Time at SharpLink’s corporate headquarters located at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401, and thereafter as it may be adjourned or postponed from time to time.

At the Meeting, shareholders will be asked to approve the following proposals and adopt the following resolutions in connection therewith:

1.

To re-elect Messrs. Joseph Housman, Rob Phythian, Chris Nicholas, Paul Abdo and Tom Doering to hold office until our 2024 Annual General Meeting of Shareholders and until their successors are elected and qualified;

2.

To approve and ratify the appointment of Cherry Bekaert, LLP, a registered public accounting firm, as our independent auditor for the year ended December 31, 2023 and to authorize our Board of Directors to fix such accounting firm’s compensation in accordance with the nature of their services or to delegate such power to our Audit Committee;

3.

To approve the issuance of ordinary shares, nominal value NIS 0.06 per share (the “Ordinary Shares”), in excess of 19.99% of the issued and outstanding Ordinary Shares in the event that Alpha Capital Anstalt (“Alpha”) elects to convert the 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture into Ordinary Shares and the exercise of a warrant to purchase 8,800,000 Ordinary Shares, both issued in connection with the securities purchase agreement entered by and between us and Alpha, dated February 14, 2023, in accordance with Nasdaq Listing Rule 5635(d);

4.

To amend our Second Amended and Restated Articles of Association (the “Articles”) to increase the quorum necessary for the transaction of business at a meeting of shareholders from the presence of two or more shareholders holding in the aggregate more than 25% of the total voting power attached to our Ordinary Shares represented in person or by proxy at a meeting to at least 33 1/3% of the issued and outstanding Ordinary Shares;

5.	To conduct a non-binding advisory vote to approve the compensation paid to our named executive officers (the “Say on Pay Proposal”);

6.	To conduct a non-binding advisory vote to determine the frequency of the non-binding advisory vote on executive compensation (the “Say on Pay Frequency Proposal”); and

7.	To transact any other business that may be properly brought before the Meeting or any continuation, adjournment or postponement thereof.

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In addition, the auditor’s report and our consolidated financial statements for the year ended December 31, 2022 will be reviewed and discussed at the Meeting.

Our Board of Directors unanimously recommends that you vote “FOR” each of the foregoing proposals, each of which is more fully described in the accompanying proxy statement.

Shareholders of record at the close of business on Wednesday, April 19, 2023 are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

We expect that the proxy statement and the accompanying proxy card will be mailed to shareholders of record (as set forth above) on or about Thursday, April 27, 2023.

The approval of the election of the directors under Item 1 and the proposals set forth in Items 2, 3, 4 and 5 require the affirmative vote of holders of at least a majority of the Ordinary Shares represented at the Meeting, in person or by proxy, entitled to vote and voting on the matter presented for passage. For purposes of the advisory vote regarding the Say on Pay Frequency Proposal, the option of every year, every two years or every three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders.  The Beneficial Ownership Limitation is defined in our Articles as 9.99% of the number of our Ordinary Shares outstanding immediately after giving effect to the issuance of Ordinary Shares issuable upon conversion of Preferred Shares and warrants held by the shareholder that is subject to such Beneficial Ownership Limitation.

We know of no other matters to be submitted at the Meeting other than as specified in this Notice of Annual General Meeting of Shareholders. If any other business is properly brought before the Meeting, the persons named as proxies will vote in respect thereof in accordance with the recommendation of our Board of Directors.

Should changes be made to any proposal or to the agenda of the Meeting after the mailing of this proxy statement, we will communicate the changes to our shareholders through the publication of a press release, a copy of which will be furnished to the United States Securities and Exchange Commission (the “SEC”) on Form 8-K, and available to the public on the SEC’s website at www.sec.gov.

You can vote either by mailing in your proxy, by Internet, by phone or in person by attending the Meeting. If voting by mail, the proxy must be received by our voting processing agency at least 48 hours prior to the appointed time of the Meeting or at our registered office in Minneapolis, Minnesota at least four (4) hours prior to the appointed time of the Meeting to be validly included in the tally of Ordinary Shares. If voting by Internet or phone, your vote must be received by 11:59 PM Eastern Time on Wednesday, May 24, 2023 to be validly included in the tally of the Ordinary Shares voted at the Meeting. If you attend the Meeting, you may vote in person and your proxy will not be used. Detailed proxy voting instructions are provided both in the proxy statement and on the enclosed proxy card.

Joint holders of Ordinary Shares should note that, pursuant to Article 28.6 of our Articles, the right to vote at the Meeting will be conferred exclusively upon the senior owner among the joint owners attending the Meeting, in person or by proxy, and for this purpose, seniority will be determined by the order in which the names appear in our register of shareholders.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES; OR YOU CAN VOTE VIA TELEPHONE OR INTERNET. YOU CAN LATER REVOKE YOUR PROXY, ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON. ALL PROXY INSTRUMENTS AND POWERS OF ATTORNEY MUST BE DELIVERED TO THE COMPANY NO LATER THAN FOUR HOURS PRIOR TO THE MEETING.

April 25, 2023	Sincerely,
/s/ Joseph Housman
Joseph Housman
Chairman of the Board of Directors

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SHARPLINK GAMING LTD.

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the board of directors (the “Board of Directors” or the “Board”) of SharpLink Gaming Ltd. (“we,” “us,” “SharpLink” or the “Company”), to be voted at the Annual General Meeting of Shareholders (the “Meeting”) and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Annual General Meeting of Shareholders. The Meeting will be held at 4:00 PM Central Time on Thursday, May 25, 2023 at the Company’s corporate headquarters, located at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401, USA, and thereafter as it may be adjourned or postponed from time to time.

Purpose of the Annual General Meeting

At the Meeting, shareholders will be asked to consider and vote upon the following matters:

1)

The reelection of Joe Housman, Rob Phythian, Chris Nicholas, Paul Abdo and Tom Doering as members of the Board of Directors for a term expiring at our 2024 Annual General Meeting of Shareholders and until their successors are elected and qualified;

2)

The approval and ratification of the appointment of Cherry Bekaert, LLP, registered public accountants, as our Company’s independent registered public accountants for the year ended December 31, 2023 and the authorization of our Board of Directors to fix such independent public accountants’ compensation in accordance with the volume and nature of their services or to delegate such power to our Audit Committee;

3)

The approval of the issuance of ordinary shares, nominal value NIS 0.06 per share (the “Ordinary Shares”), in excess of 19.99% of the issued and outstanding Ordinary Shares in the event that Alpha Capital Anstalt (“Alpha”) elects to convert the 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture (the “Debenture”) into Ordinary Shares and the exercise of a warrant to purchase 8,800,000 Ordinary Shares (the “Warrant”), both issued in connection with the securities purchase agreement entered by and between us and Alpha, dated February 14, 2023, in accordance with Nasdaq Listing Rule 5635(d);

4)

The approval of an amendment to our Second Amended and Restated Articles of Association (the “Articles”) to increase the quorum necessary for the transaction of business at a meeting of Shareholders from the presence of two or more shareholders holding in the aggregate more than 25% of the total voting power attached to our Ordinary Shares represented in person or by proxy at a meeting to at least 33 1/3% of the issued Ordinary Shares entitled to be voted to at a meeting;

5)	The approval of a non-binding advisory vote to approve the compensation paid to our named executive officers (the “Say on Pay Proposal”);

6)	The approval of a non-binding advisory vote to determine the frequency of the non-binding advisory vote on executive compensation (the “Say on Pay Frequency Proposal”); and

7)	To transact any other business properly coming before the Meeting.

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In addition, the auditor’s report and our consolidated financial statements for the year ended December 31, 2022 will be reviewed and discussed at the Meeting.

We are not aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies intend to voice on such matters in accordance with the judgement of the Board of Directors.

Foreign Private Issuer Disqualification

Prior to January 1, 2023, SharpLink, an Israeli corporation, qualified as a foreign private issuer.  There are two tests to determine whether a foreign company qualifies as a foreign private issuer: the U.S. shareholder test and the U.S. business contacts test. Under the U.S. shareholder test, a foreign company will qualify as a foreign private issuer if 50% or less of its outstanding voting securities are held by U.S. residents.  If a foreign company does not meet the shareholder test, it will still be considered a foreign private issuer unless it does not meet any one part of the U.S. business contacts test.  The U.S. business contacts test includes the following three parts: 1) the majority of the company’s executive officers or directors are U.S. citizens or residents; 2) more than 50% of the issuer’s assets are located in the United States; or 3) the issuer’s business is administered principally in the United States.  Because we do not meet these tests, we are no longer a foreign private issuer and effective January 1, 2023, we are required to comply with the reporting requirements under the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable to U.S. domestic companies. Accordingly, this proxy statement presents to our shareholders a nonbinding advisory vote on executive compensation, generally known as “say-on-pay” votes, and the desired frequency of say-on-pay votes.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the election of each director and the other proposals set forth in this proxy statement.

Proxy Procedure

Only holders of record of our Ordinary Shares as of the close of business on April 19, 2023, are entitled to notice of, and to vote in person or by proxy, at the Meeting or any adjournments or postponements thereof. As of April 19, 2023, there were 26,881,144 outstanding Ordinary Shares.

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Voting in Person. If your shares are registered directly in your name with our transfer agent (i.e., you are a “registered shareholder”), you may attend and vote in person at the Meeting. If you are a beneficial owner of shares registered in the name of your broker, bank, trustee or nominee (i.e., your shares are held in “street name”), you are invited to attend the Meeting; however, to vote in person at the Meeting as a beneficial owner, you must first obtain a “legal proxy” from your broker, bank, trustee or nominee authorizing you to do so.

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Voting by Mail. You may submit your proxy by mail by completing, signing and mailing the enclosed proxy card in the enclosed, postage-paid envelope, or, for shares held in street name, by following the voting instructions provided by your broker, bank, trustee or nominee. The proxy must be received by our transfer agent at least 48 hours prior to the appointed time of the Meeting or at our registered office in Minneapolis, Minnesota at least four (4) hours prior to the appointed time of the Meeting to be validly included in the tally of Ordinary Shares voted at the Meeting.

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Voting by Internet. You can also choose to vote on the Internet by going to www.proxyvote.com. You will need your Control Number, which can be found on your proxy card. Use the Internet to transmit your vote up until 11:59 p.m., Eastern Daylight Saving Time, on May 24, 2023.

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Voting by Telephone. You can vote by calling 1-800-690-6903. You will need your Control Number, which can be found on your proxy card. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Saving Time, on May 24, 2023.

Change or Revocation of Proxy

If you are a registered shareholder, your proxy may be revoked at any time prior to its exercise by notice in writing of the shareholder to us, delivered at our address above up to one hour prior to the Meeting and indicating that its/his/her proxy is revoked, or by timely submitting another proxy with a later date. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

If your shares are held in street name, you may change your vote by timely submitting new voting instructions to your broker, bank, trustee or nominee or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting in person.

Quorum

A quorum of shareholders is necessary to transact business at the Meeting. The presence of two or more shareholders holding in the aggregate more than 25% of the total voting powers attached to our Ordinary Shares, represented in person or by proxy at the Meeting, will constitute a quorum. A meeting adjourned for lack of a quorum generally is adjourned to the same day in the following week at the same time and place or any time and place as the directors designate in a notice to the shareholders. If a quorum is not present at the reconvened meeting within half an hour from the time appointed for holding the meeting, any two shareholders present in person or by proxy shall be a quorum.

Abstentions and broker non-votes will be counted towards the quorum. Broker non-votes occur when brokers that hold their customers’ shares in street name sign and submit proxies for such shares and vote such shares on some matters but not on others. Such shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares. A broker non-vote will also be used for the purpose of establishing a quorum but will not otherwise be counted in the voting process. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Meeting.

Unsigned or unreturned proxies, including those not returned by banks, brokers or other record holders, will not be counted for quorum purposes.

Majority Vote Standard

The approval of the election of the directors under Item 1 and the proposals set forth in Items 2, 3, 4 and 5 require the affirmative vote of holders of at least a majority of the Ordinary Shares represented at the Meeting, in person or by proxy, entitled to vote and voting on the matter presented for passage. For purposes of the advisory vote regarding the Say on Pay Frequency Proposal, the option of every year, every two years or every three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. The Beneficial Ownership Limitation is defined in our Articles as 9.99% of the number of our Ordinary Shares outstanding immediately after giving effect to the issuance of Ordinary Shares issuable upon conversion of Preferred Shares held by the shareholder that is subject to such Beneficial Ownership Limitation.

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In tabulating the voting result for any particular proposal, shares that constitute broker non-votes and abstentions are not considered votes cast on that proposal. Unsigned or unreturned proxies, including those not returned by banks, brokers or other record holders, will not be counted for voting purposes.

Cost of Soliciting Votes for the Annual General Meeting

We will bear the cost of soliciting proxies from our shareholders. Proxies will be solicited by mail and may also be solicited in person, by telephone or electronic communication, by our directors, officers and employees. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the United States Securities and Exchange Commission (the “SEC”), concerning the sending of proxies and proxy materials to the beneficial owners of our Ordinary Shares.

Adjournment and Postponement

Although we do not expect this to occur, our shareholders may also be asked to vote to adjourn or postpone the Meeting for the purpose of soliciting additional proxies in favor of any proposals on the agenda of the Meeting.

Our shareholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

Corporate Secretary

SharpLink Gaming Ltd.

333 Washington Avenue North

Suite 104

Minneapolis, Minnesota 55401, USA

Our corporate secretary will deliver any shareholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

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I. RE-ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Our Articles provide that, unless otherwise prescribed by a resolution adopted at a general meeting, the Board of Directors shall consist of not less than four (4) nor more than twelve (12) directors including the outside directors appointed as required under the Israeli Companies Law, 1999 (the “Israeli Companies Law”).

Our Board of Directors consists of seven members. Among them, Paul Abdo, Tom Doering, Scott Pollei and Adrienne Anderson are independent directors for NASDAQ corporate governance purposes. Our Board of Directors may, from time to time, appoint any other person as a director, whether to fill a casual vacancy or to add to their number. All the members of our Board of Directors may be re-elected upon completion of their term of office (except the outside directors, whose re-election is governed by the Israeli Companies Law). Ms. Adrienne Anderson and Mr. Scott Pollei were elected as the outside directors for the initial three-year term upon the closing of the merger of the Company’s U.S. subsidiary with SharpLink, Inc. (the “MTS Merger”) in July 2021. As such, they will be up for re-election in 2024.

At the Meeting, shareholders are being asked to re-elect Messrs. Joseph Housman, Rob Phythian, Chris Nicholas, Paul Abdo and Tom Doering, to hold office until our 2024 Annual General Meeting of Shareholders and until their successors are elected and qualified.

As we are no longer a foreign private issuer, we follow NASDAQ’s rule, regarding the nomination process of directors. Accordingly, a majority of our independent directors recommended our director nominees for election by our shareholders. All director nominees submitted written declarations as required under the Israeli Companies Law. Such declarations are available for review at our registered office.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

Under the Israeli Companies Law, the affirmative vote of the holders of a majority of the Ordinary Shares represented at the Meeting, in person or by proxy, entitled to vote and voting on the matter, is required to elect as directors each of the nominees named above.

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees for directors named above.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS,

BOARD COMMITTEES AND RELATED MATTERS

Directors and Director Nominees

The following table sets forth certain information regarding our directors and director nominees as of the date of this proxy statement:

Directors

Name	Age	Position
Joseph Housman	41	Chairman of the Board and Director Nominee
Rob Phythian	58	Director and Director Nominee
Chris Nicholas	54	Director and Director Nominee
Paul Abdo(1)	52	Independent Director and Director Nominee
Thomas Doering(1)(2)(3)	56	Independent Director and Director Nominee
Scott Pollei(1)(2)(3)	62	Outside Director
Adrienne Anderson(1)(2)(3)	45	Outside Director

(1) Indicates independent director under NASDAQ rules.

(2) Member of the Audit Committee.

(3) Member of the Compensation Committee.

Joe Housman: Mr. Housman, age 41, has served as the Chairman of our Board of Directors since July 2021 and has served on the board of directors of SharpLink, Inc. since its inception in February 2019. Since 2014, Mr. Housman has served as Vice President for Hays Companies | Brown & Brown Insurance, a national insurance brokerage firm, where he works with clients on risk management solutions with an emphasis on private equity and M&A transactions. Prior to Hays Companies, Mr. Housman was employed at Deloitte from 2004 to 2014 in the firm’s private company tax group. Mr. Housman also serves as a director of several private company businesses, working closely with the management teams on strategic growth and management initiatives, as well as advising and negotiating on acquisitions, operations, and dispositions of private company investments. Mr. Housman was also a director of SportsHub Games Network, Inc. (“SportsHub”) from 2015 through September 2021 when he resigned. He is a CPA (inactive) in the state of Minnesota and earned his B.A. in Accounting from Saint John’s University (Minnesota).

Rob Phythian: Mr. Phythian, age 58, has acted as our Chief Executive Officer and director since July 2021 and is currently President and Chief Executive Officer of SharpLink, Inc., a position he has held since he co-founded SharpLink, Inc. in February 2019. From 2015 to 2021, Mr. Phythian was Chief Executive Officer and a director of SportsHub, a fantasy sports consolidation and daily game operator. Mr. Phythian resigned from his position as Chief Executive Officer in June 2021, and he also resigned his position as a director of SportsHub in September 2021. Before SportsHub, Mr. Phythian was co-founder and CEO of SportsData, where he was responsible for corporate operations, business development and strategic partnerships. Mr. Phythian was CEO of SportsData from 2010 until 2013, when SportsData was sold to international data company Sportradar AG (“Sportradar”). Mr. Phythian stayed with Sportradar U.S., the U.S. subsidiary of Sportradar, until August 2015, working on key league and customer relationships including Google, Turner Sports, NBC, CBS and the NFL. Prior to Sportradar U.S., Mr. Phythian founded Fanball.com, which was sold to FUN Technologies, a publicly-traded company. Mr. Phythian earned a Bachelor’s degree in Business Administration from the University of St. Thomas (Minnesota).

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Chris Nicholas: Mr. Nicholas, age 54, has acted as our Chief Operating Officer and director since July 2021 and is currently also the Chief Operating Officer of SharpLink, Inc., a position he has held since SharpLink, Inc. was founded in February 2019. Prior to SharpLink, Inc., Mr. Nicholas was Chief Operating Officer and a director of SportsHub, from 2016 to 2019, and continued providing services to SportsHub on a limited part-time basis until June 1, 2021. Mr. Nicholas resigned his position as a director of SportsHub in September 2021. Prior to SportsHub, he was the Founder and CEO of Sports Technologies, Inc (“Sports Technologies”), which SportsHub purchased in 2016. Prior to Sports Technologies, Mr. Nicholas spent ten years at ESPN.com, most recently as Executive Producer, where he was responsible for the Fantasy Sports and ESPN Insider businesses. Mr. Nicholas began his career in 1994 at Starwave Corporation, an internet media company that was the first to put sports news, information and fantasy games on the Internet. Mr. Nicholas earned his B.A. from Dartmouth College.

Paul J. Abdo: Mr. Abdo, age 52, has served on our Board of Directors since July 2021. Mr. Abdo is the CEO of Abdo Publishing, a worldwide educational publisher of print and digital content for schools. Prior to becoming CEO in 2015, Mr. Abdo worked in several different facets of the company including editorial, marketing, and international sales, starting and leading several divisions in the company including Spotlight Books, EPIC Press, and Essential Library. Mr. Abdo also serves on the board of the parent company, Abdo Consulting Group Inc. (ACGI), which has holdings in publishing, finance, real estate, and gaming. Mr. Abdo is also on the board of BankVista, a community bank with several branches in Minnesota. He obtained his bachelor’s and M.A. degrees in English from Minnesota State University, Mankato.

Tom Doering: Mr. Doering, age 56, has served on our Board of Directors since July 2021. Mr. Doering is an experienced business leader, technology investor and strategic advisor. Since 2006, he has served on the boards of directors and as an advisor for multiple privately-held companies in the technology, fantasy sports, consumer services, travel and non-profit industries. In 2008, he co-founded and served on the board of directors of LeagueSafe, a premier fantasy sports league management company that was acquired by Sports Hub Game Network in 2016. Prior to LeagueSafe, Mr. Doering Co-Founded E-Travel Experts (ETX) in 1998 and served as CEO until it was acquired in 2004 by Affiliated Computer Services. ETX was a provider of technology enabled solutions as well as fraud prevention, ticketing, accounting and back-office operations to the then-emerging Internet travel industry.

Outside Directors

Scott Pollei: Mr. Pollei, age 62, is currently a partner at Dunn Lake Partners, LLC, a business and financial advisory firm that he founded in April 2019. From March 2020 to December 2020, Mr. Pollei served as Interim Chief Financial Officer of Crescent Electrical Supply Company, a wholesale distributor of electrical supplies based in East Dubuque, Illinois, and he served as a board member and finance and Audit Committee chair of that company from 2011 until his appointment as Interim CFO. From June 2017 to December 2019, Mr. Pollei was Chief Financial Officer at Fastbridge Learning, Inc., a SaaS provider of educational and assessment tools to the pre-K through 12th grade education market. Mr. Pollei was a partner in B2B CFO, LLC, a business and financial consulting firm, from September 2016 until March 2019. Prior to that, from August 2014 to August 2016, Mr. Pollei was Chief Operating Officer at Boulay PLLP, a public accounting and financial advisory firm. Prior to Boulay, from January 1994 until March 2014 he served in a number of positions of increasing responsibility at The Dolan Company, an NYSE-traded publisher and media company, including serving as its Chief Financial Officer from 1994 to 2009 and thereafter as Chief Operating Officer until his resignation in March 2014. The Dolan Company filed for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in March 2014, and emerged from bankruptcy in June 2014. Mr. Pollei began his career in public accounting with KPMG US, LLP. He is a certified public accountant (inactive) and earned a bachelor’s degree in Accounting, cum laude, from Luther College.

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Adrienne Anderson: Ms. Anderson, age 45, is a certified public accountant and has spent the last several years of her career primarily focused on financial statement audits under Public Company Accounting Oversight Board auditing standards for SEC reporting companies. Since January 2019, Ms. Anderson has been an audit partner at D. Brooks and Associates, CPAs, a certified public accounting firm based in West Palm Beach, Florida, where she focuses her practice on accounting, auditing, attest and review services, specializing in working with emerging growth and high growth technology, manufacturers, distributors and service companies, as well as government contractors, both SEC registrants and private companies. Prior to that, from October 2014 to December 2018, she was with WithumSmith + Brown, a large regional CPA firm, having been promoted to partner of the firm in July 2017. Ms. Anderson earned a Bachelor of Science in Accounting from Eastern Illinois University and is a certified public accountant licensed in the states of Florida and Illinois.

Election of Officers; Family Relationships

Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers.

Nominations of Directors

Shareholders may recommend director candidates for consideration by following the procedures set forth in the Articles. Pursuant to the Articles, all shareholder nominations must be made by a notice in writing. Such notice should be signed by a shareholder of the Company (other than the candidate himself) who is entitled to participate in and vote at the meeting, stating the intent of the said shareholder to propose a candidate for election to the office of director, together with a document in writing by the candidate expressing his consent to be so elected, and shall have been received at the office of the Company within a period of not less than 48 hours and not more than 42 days before the appointed date of the annual general meeting.

Effective September 1, 2022, SEC Rule 14a-19 requires the use of a universal proxy card in contested director elections.  Under this “universal proxy rule,” a shareholder intending to engage in a director election contest with respect to an annual meeting of shareholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the shareholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year’s annual meeting date (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).

Election of Directors

Our Board of Directors consists of seven members, four of which are independent directors for NASDAQ corporate governance purposes.

Pursuant to our Articles, all of our directors (except the outside directors whose re-election is governed by specific terms of the Israeli Companies Law) are currently being elected at our Annual General Meeting of Shareholders by a vote of the holders of a majority of the voting power represented and voting at such meeting and hold office until the next Annual General Meeting of Shareholders and until their successors have been elected.

The Board of Directors may, at any time from time to time, appoint any other person as a director, whether to fill a casual vacancy or to add to their number.

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As we are no longer a foreign private issuer, we follow NASDAQ’s rule, instead of Israeli law and practice, regarding the nomination process of directors. Accordingly, a majority of our independent directors have nominated and recommended our directors for reelection by our shareholders.

Outside and Independent Directors

Outside Directors. Under the Israeli Companies Law, companies incorporated under the laws of the State of Israel whose shares have been offered to the public and are held by the public are required to appoint at least two outside directors. The Israeli Companies Law provides that a person may not be appointed as an outside director if the person is a relative of the controlling shareholder of the company, or if the person, the person’s relative, partner, employer or an entity under that person’s control, has or had during the two years preceding the date of appointment any affiliation with the company, the controlling shareholder of the company or its relative, or any entity controlling, controlled by or under common control with the company. The term “relative” means a spouse, sibling, parent, grandparent, child or child, sibling or parent of a spouse or spouse of any of the foregoing. The term affiliation includes:

•	an employment relationship;
•	a business or professional relationship maintained on a regular basis;
•	control; and
•	service as an officer holder, excluding service as an outside director of a company that is offering its shares to the public for the first time.

In addition, no person may serve as an outside director if the person’s position or other activities create, or may create, a conflict of interest with the person’s responsibilities as director or may otherwise interfere with the person’s ability to serve as director. If, at the time an outside director is appointed all members of the Board of Directors are of the same gender, then that outside director must be of the other gender. A director of one company may not be appointed as an outside director of another company if a director of the other company is acting as an outside director of the first company at such time.

At least one of the outside directors elected must have “accounting and financial expertise” and any other outside director must have “accounting and financial expertise” or “professional qualification,” as such terms are defined by regulations promulgated under the Israeli Companies Law.

Outside directors are elected by shareholders. In general, outside directors serve for a three-year term, which may be renewed for only two additional three-year term. However, Israeli companies listed on certain stock exchanges outside Israel, including The NASDAQ Capital Market, such as our Company, may appoint an outside director for additional terms of not more than three years each, subject to certain conditions. Such conditions include the determination by the Audit Committee and Board of Directors that in view of the outside director’s professional expertise and special contribution to the company’s Board of Directors and its committees, the appointment of the outside director for an additional term is in the best interest of the company. Based on this provision of the Israeli Companies Regulations (Relief for Public Companies with Shares Listed for Trading on a Stock Market Outside of Israel), 5760-2000 (the “Relief Regulations), our Board of Directors recommended the election of Ms. Adrienne Anderson and Mr. Scott Pollei as Outside Directors upon the closing of the MTS Merger in July 2021.

The election of an outside director for the initial three-year term requires the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, provided that either: (i) at least a majority of the shares of non-controlling shareholders and shareholders who do not have a personal interest in the resolution (excluding a personal interest that is not related to a relationship with the controlling shareholders) are voted in favor of the election of the outside director, or (ii) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution (excluding a personal interest that is not related to a relationship with the controlling shareholders) voted against the election of the outside director does not exceed 2% of the outstanding voting power in the company.

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An outside director may be re-elected to serve for additional three-year terms in one of the two following methods: (i) the Board of Directors and a majority of independent directors proposed the nomination of the outside director for an additional term and her or his appointment is approved by the shareholders in the manner required to appoint outside directors for an initial term as set forth above, or (ii) in the event a shareholder holding 1% or more of the voting rights nominates the outside director for an additional term or if the outside director nominated her or himself for an additional term, the nomination is required to be approved by a majority of the votes cast by the shareholders of the company; provided that: (x) the votes of controlling shareholders, the votes of shareholders who have a personal interest in the approval of the appointment of the outside director, other than a personal interest that is not as a result of such shareholder’s connections to the controlling shareholder, and abstaining votes are excluded from the counting of votes and (y) the aggregate votes cast by shareholders in favor of the nomination that are counted for purposes of calculating the majority exceed 2% of the voting rights in the company. The outside director nominated by shareholders may not be a related or competing shareholder or a relative of such shareholder at the date of appointment and may not have an affiliation to a related or competing shareholder at the date of appointment or for the two-year period prior to the appointment. A “related or competing shareholder” is defined by the Israeli Companies Law as the shareholder that proposed the nomination or a significant shareholder (a shareholder holding 5% or more of the outstanding shares of a company or of the voting rights in a company), provided that at the date of appointment of the outside director such shareholder, its controlling shareholder or a corporation controlled by either of them, have business connections with the company or are competitors of the Company. The term “affiliation” is defined as set forth above.

Outside directors can be removed from office only by the same special percentage of shareholders as can elect them, or by a court, and then only if the outside directors cease to meet the statutory qualifications with respect to their appointment or if they violate their duty of loyalty to the company.

Any committee of the Board of Directors exercising powers delegated by the Board must include at least one outside director and the Audit Committee and Compensation Committee must include all of the outside directors. An outside director is entitled to compensation as provided in regulations adopted under the Israeli Companies Law and is otherwise prohibited from receiving any other compensation, directly or indirectly, in connection with such service.

The Relief Regulations provide that a public company with securities listed on certain foreign exchanges, including The NASDAQ Capital Market, that has no controlling shareholder and satisfies the applicable foreign country laws and regulations that apply to companies organized in that country relating to the appointment of independent directors and composition of Audit and Compensation Committees, may elect not to comply with the requirements in connection with outside directors, as well as the Audit Committee and Compensation Committee composition requirements set forth in the Israeli Companies Law.

Independent Directors. In general, NASDAQ Stock Market Rules require that the Board of Directors of a NASDAQ-listed company have a majority of independent directors, within the meaning of the NASDAQ Stock Market Rules, and our Audit Committee must have at least three members and be comprised only of independent directors, each of whom satisfies the respective “independence” requirements of the SEC and NASDAQ. Our Board of Directors has determined that our outside directors, Ms. Adrienne Anderson and Mr. Scott Pollei, both qualify as independent directors under the rules of the SEC and NASDAQ. Our Board of Directors has further determined that Messrs. Paul Abdo and Tom Doering both qualify as independent directors under the requirements of the SEC and NASDAQ. Therefore, four of our seven Board members are independent directors for NASDAQ corporate governance purposes. In addition, in accordance with the rules of the SEC and NASDAQ, our Audit Committee is composed of three independent directors, as defined by the rules of the SEC and NASDAQ.

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Pursuant to the Israeli Companies Law, a director may be qualified as an independent director if such director is either (i) an outside director; or (ii) a director that serves as a board member less than nine years (subject to the right to extend such period for additional three-year terms granted to certain companies, including companies whose shares are listed on NASDAQ) and the Audit Committee has approved that he or she meets the independence requirements of an outside director. A majority of the members serving on the Audit Committee must be independent under the Israeli Companies Law. In addition, a publicly traded company may elect to adopt a provision in its articles of association pursuant to which a majority of its Board of Directors will be independent. We have not included such a provision in our Articles and do not think it is necessary.

Board Diversity Matrix

The matrix below summarizes certain information regarding the diversity of our Board as of the date of this proxy statement. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Country of Principal Executive Offices:	United States
Total Number of Directors:	7
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors:	1	6	0	0
Part II: Demographic Background
White	1	6	0	0
LGBTQ+:	0
Did Not Disclose Demographic Background:	0

Compensation Committee Interlocks and Insider Participation

Since July 2021, all officer compensation and bonuses for executive officers have been determined by our Compensation Committee ,which is currently comprised of our outside directors, Ms. Adrienne Anderson and Mr. Scott Pollei and independent director Tom Doering, in addition to other approvals as may be required under applicable Israeli law.

None of our executive officers serves, or in the past has served, as a member of our Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers serving as members of our Board or our Compensation Committee. None of the members of our Compensation Committee is or has been an officer or employee of our Company.

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Board Committees and Meetings

Our business, property and affairs are managed under the direction of our Board. Our directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees. During 2022, our Board held 14 meetings and acted by written consent two (2) times without a meeting. All directors attended 100% of the aggregate of the meetings of our Board and of the committees on which they served or that were held during the period they were directors or committee members.

It is our policy to invite and encourage our directors to attend our annual meetings of shareholders. All directors attended our 2022 Annual General Meeting of Shareholders.

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee and a Compensation Committee. Each charter is available at our website at http://www.sharplink.com. The composition and responsibilities of each committee are described below. Members serve on committees until their resignation or until otherwise determined by our Board. Each of these committees has adopted a written charter that satisfies the applicable standards of the SEC and the Nasdaq Listing Rules, which we have posted on the investor relations section of our website.

Audit Committee

Our Audit Committee, which was established in accordance with Section 114 of the Israeli Companies Law and Section 3(a)(58)(A) of the Exchange Act, assists our Board of Directors in overseeing the accounting and financial reporting processes of our company and audits of our financial statements, including the integrity of our financial statements, compliance with legal and regulatory requirements, our independent public accountants’ qualifications and independence, the performance of our internal audit function and independent public accountants, finding any defects in the business management of our company and proposing to the Board of Directors ways to correct such defects, and such other duties as may be directed by our Board of Directors. The Israeli Companies Law provides that the roles of an Audit Committee are: (i) monitoring deficiencies in the business management of a company, including by consulting with the internal auditor or independent accountants and suggesting methods of correction of such deficiencies to the Board of Directors, (ii) determining whether or not certain related party actions and transactions and actions taken by office holders that are “material actions” or “extraordinary transactions” in connection with their approval procedures as more fully described above, (iii) determining in connection with transactions with the controlling shareholder or with a third party in which the controlling shareholder has a personal interest (event if they are not extraordinary transactions) and in connection with transactions with the controlling shareholder or its relative, directly or indirectly, for the receipt of services or in connection with terms of employment or service, a duty to conduct a competitive process, supervised by the Audit Committee or anyone else appointed by the Audit Committee and based on criteria determined by the Audit Committee, or to determine that other procedures determined by the Audit Committee will be conducted, prior to execution of such transactions, all based on the type of the transaction (the Audit Committee is permitted to determine criteria for this matter once a year in advance), (iv) determining whether to approve actions and transactions that require Audit Committee approval under the Israeli Companies Law, (v) determining the method of approval of non-negligible transactions (i.e. transactions of a company with a controlling shareholder or with a third party in which the controlling shareholder has a personal interest that the Audit Committee determined are not extraordinary but are non-negligible), including to determine types of such transactions that will require the approval of the Audit Committee (the Audit Committee is permitted to determine a classification of transactions as non-negligible based on criteria determined once a year in advance), (vi) in a company in which the work plan of the internal auditor is approved by the board – examining the work plan before it is submitted to the board and suggesting revisions, (vii) assessing the company’s internal audit system and the performance of its internal auditor and whether the internal auditor has the resources and tools required for the performance of its role, taking into account, among others, the special needs and size of the company, (viii) examining the scope of work and compensation of the company’s independent auditor and (ix) setting procedures in connection with the method of dealing with complaints of employees regarding defects in the management of the company’s business and with the protection provided to such employees. Under Israeli law, an Audit Committee may not approve an action or a transaction with a controlling shareholder, or with an office holder, unless at the time of approval, two outside directors are serving as members of the Audit Committee and it otherwise meets the composition requirements of the Israeli law, other than in the event the company elected not to comply with these requirements as set forth under “Outside and Independent Directors” above.

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Our Audit Committee is currently composed of Messrs. Tom Doering and Scott Pollei and Ms. Adrienne Anderson, all of whom satisfy the applicable “independence” requirements of the SEC, NASDAQ and the Israeli Companies Law for Audit Committee members. Our Board of Directors has determined that Ms. Adrienne Anderson qualifies as an Audit Committee financial expert. During 2022, our Audit Committee held six (6) meetings.

Compensation Committee

In accordance with the Israeli Companies Law, our Compensation Committee’s role is to: (i) recommend a compensation policy for office holders and to recommend to the board, once every three years, concerning the approval of the continued validity of a compensation policy that was determined for a period exceeding three years; (ii) recommend an update to the compensation policy from time to time and to examine its implementation; (iii) determine whether to approve the terms of service or employment, including the grant of an exemption, insurance, undertaking to indemnify or indemnification, retirement bonuses and any other benefit, payment or undertaking to pay any such amounts, given due to service or employment, or, together, the Terms of Service and Employment, of office holders that require the committee’s approval; and (iv) determine whether certain transactions related to the Terms of Service and Employment of office holders is exempt from the requirement for shareholders’ approval. The Compensation Committee also has oversight authority over the actual Terms of Service and Employment of directors and officers and may make recommendations to the Board of Directors and the shareholders (where applicable) with respect to deviation from the compensation policy that was adopted by a company.

In accordance with the Israeli Companies Law, our Compensation Committee must consist of no less than three members, including all of our outside directors (who must constitute a majority of its members of the committee), and the remainder of the members of the Compensation Committee are required to be directors whose terms of service and employment were determined pursuant to the regulations applicable to the terms of service of outside directors. Similar restrictions to the restrictions on the actions and membership in the Audit Committee, as discussed above under “Audit Committee”, are imposed on the Compensation Committee, with respect to, among other things, the requirement that an outside director serve as the chairman of the committee and the list of persons who may not serve on the committee. The composition requirements and restrictions do not apply in the event the company elected not to comply with these requirements as set forth under “Outside and Independent Directors” above. The Israeli Companies Law provides that an Audit Committee that meets the criteria for the composition of a Compensation Committee, such as our Audit Committee, can also act as the Compensation Committee. We have established a Compensation Committee that is currently composed of our outside directors, Ms. Adrienne Anderson and Mr. Scott Pollei and independent director Tom Doering. During 2022, our Compensation Committee held five (5) meetings.

Compensation Policy

In accordance with the Israeli Companies Law, in September 2022, our shareholders approved an updated compensation policy, amending previous policies approved by the shareholders in April 2015, August 2016, December 2019 and July 2021. The Israeli Companies Law requires that a compensation policy must be approved at least once every three years.

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The approval of the compensation policy by shareholders requires the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and voting on the matter provided that at least one of the following conditions is met: (i) the shares voting in favor of the matter include at least a majority of the shares voted by shareholders who are not controlling shareholders and who do not have a personal interest in the approval of the compensation policy or (ii) the total number of shares voted against the compensation policy by shareholders referenced under (i) does not exceed 2% of the Company’s outstanding voting rights. We may approve a compensation policy even in the event it is rejected by the shareholders; provided that the Compensation Committee and thereafter the Board of Directors resolve that the approval of the compensation policy is for the benefit of our Company.

The Board of Directors is required to periodically examine the compensation policy and the need for adjustments based on the considerations in determining a compensation policy in the event of a material change in the circumstances prevailing during the adoption of the compensation policy or for other reasons.

Our compensation policy is intended to assist our Company to achieve its goals and its work plans with a long-term view and to ensure that:

•	the interests of the directors and officers of our Company will be as close as possible and in the closest possible conformity to the interests of our shareholders;
•	we will be able to recruit and retain senior managers who have the ability to lead our Company to business success and to confront the challenges we face;
•	our directors and officers will be motivated to achieve a high level of business performance without taking unreasonable risks; and
•

an appropriate balance will be created between the various components of compensation – fixed components versus variable components, short-term versus long-term and compensation in cash versus equity-based compensation.

In order to ensure consistency between all of the compensation components, in their approval deliberations for each of the components of compensation for an office holder, the Compensation Committee and the Board of Directors will be presented with the entire compensation package of the office holder.

Internal Audit

Under the Israeli Companies Law, the Board of Directors of a public company must appoint an internal auditor nominated by the Audit Committee. A person who does not satisfy the Israeli Companies Law’s independence requirements may not be appointed as an internal auditor. The role of the internal auditor is to examine, among other things, the compliance of the Company’s conduct with applicable law and orderly business practice. Mr. Doron Cohen of Fahn Kanne & Co., the Israeli member firm of Grant Thornton International Ltd., has served as our internal auditor for the years ended December 31, 2022 and 2021.

Directors’ Service Contracts

There are no arrangements or understandings between us and any of our subsidiaries, on the one hand, and any of our directors, on the other hand, providing for benefits upon termination of their employment or service as directors of our company or any of our subsidiaries.

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Approval of Related Party Transactions Under Israeli Law

Fiduciary Duties of Office Holders

The Israeli Companies Law codifies the fiduciary duties that “office holders,” including directors and executive officers, owe to a company. An “office holder” is defined in the Israeli Companies Law as a director, general manager, chief business manager, deputy general manager, vice general manager, other manager directly subordinate to the general manager or any other person assuming the responsibilities of any of the foregoing positions without regard to such person’s title. An office holder’s fiduciary duties consist of a duty of care and a duty of loyalty. The duty of care requires an office holder to act at a level of care that a reasonable office holder in the same position would employ under the same circumstances. This includes the duty to utilize reasonable means to obtain (i) information regarding the appropriateness of a given action brought for his or her approval or performed by him or her by virtue of his or her position and (ii) all other information of importance pertaining to the foregoing actions. The duty of loyalty includes (i) avoiding any conflict of interest between the office holder’s position in the Company and any other position he or she holds or his or her personal affairs, (ii) avoiding any competition with the Company’s business, (iii) avoiding exploiting any business opportunity of the Company in order to receive personal gain for the office holder or others, and (iv) disclosing to the Company any information or documents relating to the Company’s affairs that the office holder has received due to his position as an office holder.

Disclosure of Personal Interests of an Office Holder

The Israeli Companies Law requires that an office holder promptly, and no later than the first board meeting at which such transaction is considered, disclose any personal interest that he or she may have and all related material information known to him or her and any material documents in their possession, in connection with any existing or proposed transaction by us. In addition, if the transaction is an extraordinary transaction, that is, a transaction other than in the ordinary course of business, other than on market terms, or that may have a material impact on the company’s profitability, assets or liabilities, the office holder must also disclose any personal interest of the office holder’s “relative” (as defined above), or by any corporation in which the office holder or a relative is a 5% or greater shareholder, director or general manager or in which he or she has the right to appoint at least one director or the general manager.

Approval of Transactions with Office Holders

Some transactions, actions and arrangements involving an office holder (or a third party in which an office holder has a personal interest) must be approved by the Board of Directors and, in some cases, by the Audit Committee and by the Board of Directors, and under certain circumstances shareholder approval may also be required, provided, however, that each such transaction is required also to be for the benefit of the company. A director who has a personal interest in a transaction may not be present during the discussions and may not vote on the transaction, unless the transaction does not pertain to Terms of Service and Employment and is not an extraordinary transaction or unless the majority of the members of the board or the relevant committee has a personal interest. In the event the majority of the members of the Board of Directors or relevant committee have a personal interest, they are entitled to participate in the meeting and, in the event the majority of the members of the Board of Directors have a personal interest, the approval of the general meeting of shareholders is also required.

Approval Process of Terms of Service and Employment of Office Holders

The process for approval of Terms of Service and Employment of office holders is as follows:

•

With respect to our chief executive officer, a controlling shareholder or a relative of a controlling shareholder, approval is required by the (i) Compensation Committee, (ii) Board of Directors and (iii) company’s shareholders with the “special majority” described above (in that order). Subject to certain conditions, the Israeli Companies Law provides an exemption from the shareholder approval requirement in connection with the approval of the Terms of Service and Employment of a CEO candidate or a temporary exemption as described above in connection with the terms of service of Mr. Phythian, our current CEO.

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•	With respect to a director, approval is required by the (i) Compensation Committee, (ii) Board of Directors and (iii) company’s shareholders with a regular majority (in that order).

•

With respect to any other office holder, approval is required by the Compensation Committee and the Board of Directors (in that order); however, in the event of an update of existing Terms of Service and Employment, which the Compensation Committee confirms is not material, Compensation Committee approval is sufficient.

In the event the transaction with any office holder is not in accordance with the compensation policy, the approval of the Company’s shareholders, by “special majority,” is also required. In the event the Company’s shareholders do not approve the compensation of the CEO or other office holders (who are not directors, controlling shareholders or relatives of the controlling shareholders), the Compensation Committee and Board of Directors may, in special situations, approve the transaction, subject to their providing detailed reasons and after discussion and examination of the rejection by the Company’s shareholders.

Disclosure of Personal Interests of a Controlling Shareholder; Approval of Transactions with Controlling Shareholders

The disclosure requirements that apply to an office holder also apply to a transaction in which a controlling shareholder of the Company has a personal interest. The Israeli Companies Law provides that an extraordinary transaction with a controlling shareholder or an extraordinary transaction with another person in which the controlling shareholder has a personal interest or a transaction with a controlling shareholder or his relative regarding Terms of Service and Employment, must be approved by the Audit Committee or the Compensation Committee, as the case may be, by the Board of Directors and by shareholders. The shareholders’ approval of such a transaction requires a simple majority approval and the fulfillment of one of the following conditions: (i) at least a majority of the votes cast by shareholders who have no personal interest in the transaction and who vote on the matter are voted in favor of the transaction, or (ii) the votes cast by shareholders who have no personal interest in the transaction voted against the transaction do not represent more than 2% of the voting rights in the Company. In addition, any such transaction with a term that exceeds three years requires approval as described above every three years, unless (with respect only to extraordinary transactions and not to other transactions that require the special approval process) the Audit Committee approves that a longer term is reasonable under the circumstances.

Under the Companies Regulations (Relief from Related Party Transactions), 5760-2000, promulgated under the Israeli Companies Law, as amended, certain extraordinary transactions between a public company and its controlling shareholder(s) do not require shareholder approval. In addition, under such regulations, directors’ compensation and employment arrangements in a public company do not require the approval of the shareholders if both the Compensation Committee and the Board of Directors agree that such arrangements are solely for the benefit of the Company or if the directors’ compensation does not exceed the maximum amount of compensation for outside directors determined by applicable regulations.

Exculpation, Indemnification and Insurance of Directors and Officers

Exculpation of Office Holders. The Israeli Companies Law provides that an Israeli company cannot exculpate an office holder from liability with respect to a breach of his or her duty of loyalty. If permitted by its articles of association, a company may exculpate in advance an office holder from his or her liability to the company, in whole or in part, with respect to a breach of his or her duty of care. However, a company may not exculpate in advance a director from his or her liability to the company with respect to a breach of his duty of care in connection with distributions.

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Insurance of Office Holders. Israeli law provides that a company may, if permitted by its articles of association, enter into a contract to insure its office holders for liabilities incurred by the office holder with respect to an act or omission performed in his or her capacity as an office holder, as a result of: (i) a breach of the office holders duty of care to the company or another person; (ii) a breach of the office holders duty of loyalty to the company, provided that the office holder acted in good faith and had reasonable cause to assume that the act would not prejudice the company’s interests; and (iii) a financial liability imposed upon the office holder in favor of another person.

Indemnification of Office Holders. Under Israeli law a company may, if permitted by its articles of association, indemnify an office holder for acts or omissions performed by the office holder in such capacity for (a) monetary liability imposed upon the office holder in favor of another person pursuant to a court judgment, including a settlement or an arbitration award approved by a court; (b) reasonable litigation expenses, including attorney’s fees, actually incurred by the office holder as a result of an investigation or proceeding instituted against him or her by a competent authority, provided that such investigation or proceeding concluded without the filing of an indictment against the office holder or the imposition of any monetary liability in lieu of criminal proceedings, or concluded without the filing of an indictment against the office holder and a monetary liability was imposed on him or her in lieu of criminal proceedings with respect to a criminal offense that does not require proof of criminal intent; and (c) reasonable litigation expenses, including attorneys’ fees, actually incurred by the office holder or imposed upon the office holder by a court: (i) in an action, suit or proceeding brought against the office holder by or on behalf of the company or another person, (ii) in connection with a criminal action in which the office holder was acquitted, or (iii) in connection with a criminal action in which the office holder was convicted of a crime that does not require proof of criminal intent.

Israeli law provides that a company’s articles of association may permit the company to (a) indemnify an office holder retroactively, following a determination to this effect made by the company after the occurrence of the event in respect of which the office holder will be indemnified; and (b) undertake in advance to indemnify an office holder, except that with respect to a monetary liability imposed on the office holder by any judgment, settlement or court-approved arbitration award, the undertaking must be limited to types of occurrences, which, in the opinion of the company’s board of directors, are, at the time of the undertaking, foreseeable due to the company’s activities and to an amount or standard that the board of directors has determined is reasonable under the circumstances.

Limitations on Exculpation, Insurance and Indemnification. The Israeli Companies Law provides that a company may not exempt or indemnify an office holder nor enter into an insurance contract which would provide coverage for liability incurred as a result of any of the following: (a) a breach by the office holder of his or her duty of loyalty (however, a company may insure and indemnify against such breach if the office acted in good faith and had reasonable cause to assume that his act would not prejudice the company’s interests); (b) a breach by the office holder of his or her duty of care if the breach was done intentionally or recklessly, unless made in negligence only; (c) any act of omission done with the intent to derive an illegal personal benefit; or (d) any fine, civil fine, monetary sanction or penalty levied against the office holder.

Pursuant to the Israeli Companies Law, exculpation of, procurement of insurance coverage for, and an undertaking to indemnify or indemnification of, our office holders must be approved by our Compensation Committee and our board of directors and, if the office holder is a controlling shareholder, director or a chief executive officer, also by our shareholders.

Our Articles allow us to insure, indemnify and exempt our office holders, to the fullest extent permitted by the provisions of the Israeli Companies Law. We have provided several of our directors and officers a letter of indemnification for liabilities or expenses incurred as a result of their acts in their capacity as directors and officers of our company, in an aggregate amount not to exceed $3 million.

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Following the expiration of our previous policy, we acquired a new directors’ and officers’ policy with liability coverage of $5.0 million, and additional side A (only) coverage of $5.0 million, commencing July 26, 2021. Our shareholders approved the purchase of the new policy commencing July 26, 2021 and the terms and conditions for the purchase, renewal, extension and/or replacement, from time to time, of our directors’ and officers’ liability insurance policy for all directors and officers of our company and its subsidiaries, who may serve from time to time (including our Chief Executive Officer) (the “New Policy”), as follows: (i) the coverage limit per claim and in the aggregate under the New Policy may not exceed an amount representing an increase of 25% in any year, as compared to the previous year’s aggregate coverage limit; (ii) our Compensation Committee determines that the New Policy is on market terms; and (iii) any New Policy may not be entered into after 2023. No further approval of our shareholders will be required in connection with any renewal and/or extension and/or purchase of the New Policy entered into in compliance with the foregoing terms and conditions.

Administrative Sanctions. The Israeli Securities Authority is authorized to impose administrative sanctions against companies like ours and their office holders for certain violations of the Israeli Securities Law or the Israeli Companies Law. These sanctions include monetary sanctions and certain restrictions on serving as a director or senior officer of a public company for certain periods of time. The maximum amount of the monetary sanctions that could be imposed upon individuals is a fine of NIS 1.0 million (currently equivalent to approximately $309,000), plus the greater of the following amounts payable to persons who suffered damages as a result of the violation: (i) the amount of profits earned or losses avoided by the violator as a result of the violation, up to the amount of the applicable fine, or (ii) compensation for damages suffered by the injured persons, up to 20% of the fine imposed on the violator.

Only certain types of liabilities may be reimbursed by indemnification and insurance. Specifically, legal expenses (including attorneys’ fees) incurred by an individual in the applicable administrative enforcement proceeding and any compensation payable to injured parties for damages suffered by them (as described in clause (ii) of the immediately preceding paragraph) are permitted to be reimbursed via indemnification or insurance, provided that such indemnification and insurance are authorized by the company’s articles of association.

Code of Ethics

We have adopted a code of ethics that applies to our chief executive officer and all senior financial officers of our company, including the chief financial officer, chief accounting officer or controller, or persons performing similar functions. Our code of ethics is posted on our website at https://www.sharplink.com/corporate-governance/. If we make any substantive amendment to the code of ethics or grant any waivers, including any implicit waiver, from a provision of the codes of ethics, we will disclose the nature of such amendment or waiver on our website.

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II. APPROVAL AND RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Item 2 on the Proxy Card)

At the Meeting, shareholders will be asked to approve and ratify the appointment of Cherry Bekaert, LLP, registered public accountants, as our independent registered public accountants for the year ended December 31, 2023, pursuant to the recommendation of our Audit Committee and Board of Directors.

On January 20, 2023, we held an Extraordinary General Meeting of Shareholders which approved, among other matters, the appointment of Cherry Bekaert, LLP, as our new independent registered public accountants for the year ended December 31, 2022 and until the next annual general meeting of the shareholders in replacement of RSM US LLP (the “Former Auditor”); and to authorize the Company’s Board of Directors (or the Audit Committee thereof) to fix Cherry Bekaert, LLP’s annual compensation. Cherry Bekaert, LLP has served as our independent accountants since January 20, 2023. As required by the Israeli Companies Law, we are including this proposal again in this proxy statement for the Meeting.

Our Audit Committee and Board of Directors discussed the appointment of Cherry Bekaert, LLP as our auditors and noted that as a result of Cherry Bekaert, LLP’s familiarity with our operations and reputation in the auditing field, they believe that the firm has the necessary personnel, professional qualifications and independence to act as our independent registered public accountants.

At the Meeting, shareholders will also be asked to authorize our Board of Directors to fix the compensation of our independent registered public accountants in accordance with the volume and nature of their services or to delegate such authority to our Audit Committee.

Required Vote

The affirmative vote of the holders of a majority of the Ordinary Shares represented at the Meeting, in person or by proxy, entitled to vote and voting on the matter, is required to approve the resolution.

Proposed Resolution

It is therefore proposed that at the Meeting the following resolution be adopted:

“RESOLVED, to approve and ratify the reappointment of Cherry Bekaert, LLP, registered public accountants, as our Company’s independent registered public accountants for the year ended December 31, 2023, and to authorize the Board of Directors to fix such independent registered public accountants’ compensation in accordance with the volume and nature of their services or to delegate such power to the Audit Committee.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING RESOLUTION.

Unless marked otherwise, proxies received will be voted FOR Proposal 2.

If the appointment of Cherry Bekaert, LLP is not approved by our shareholders, we will hold another shareholders meeting to re-propose the appointment of Cherry Bekaert, LLP, or we shall propose a new independent registered public accounting firm for the Company.

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AUDIT MATTERS

Independent Registered Public Accounting Firm Fees

The following table sets forth, for each of the years indicated, the billed audit fees by RSM US LLP, our former principal independent registered public accounting firm, and Cherry Bekaert, LLP, our newly appointed principal independent registered public accounting firm. All of such fees were pre-approved in advance by our Audit Committee.

	Year Ended December 31,
Services Rendered	2022	2021
Audit Fees (1) (2)	$622,055	$737,000
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

(1) Audit fees relate to audit services provided for each of the years shown in the table, including fees associated with the annual audit and reviews of our interim financial results and audit services provided in connection with other statutory or regulatory filings such as on Forms S-4, F-3 and S-8.

(2) Of the total Audit Fees for the year ended December 31, 2022, Cherry Bekaert, LLP was paid $15,000.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accountants. Pre-approval of an audit or non-audit service may be given as a general pre-approval, as part of the Audit Committee’s approval of the scope of the engagement of our independent auditor, or on an individual basis. Any proposed services exceeding general pre-approved levels also require specific pre-approval by our Audit Committee. The policy prohibits retention of the independent public accountants to perform the prohibited non-audit functions defined in Section 201 of the Sarbanes-Oxley Act or the rules of the SEC, and also requires the Audit Committee to consider whether proposed services are compatible with the independence of the public accountants.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised entirely of independent directors who meet the independence requirements of the Nasdaq Listing Rules and the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board that is available on our website at https://www.sharplink.com/corporate-governance/. As described more fully in its charter, the Audit Committee oversees the financial reporting process, the internal control structure and disclosure controls and procedures on behalf of the Board.

Management is responsible for the preparation, presentation and integrity of SharpLink’s financial statements; the appropriateness of the accounting principles and reporting policies that are used; and procedures designed to reasonably assure compliance with accounting standards, and applicable laws and regulations. Management is also responsible for the effectiveness of SharpLink’s internal control over financial reporting, and reports to the Audit Committee on any deficiencies found.

SharpLink’s independent registered public accounting firm, Cherry Bekaert, LLP, is responsible for performing an independent audit of SharpLink’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). The Audit Committee is directly responsible for the selection, compensation, evaluation and oversight, and retention of SharpLink’s independent registered public accounting firm, and evaluates its independence.

Under its written charter, the Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, has direct access to SharpLink’s independent registered public accounting firm as well as any of SharpLink’s employees, and has the ability to retain, at SharpLink’s expense, special legal, accounting, or other experts or advisors it deems necessary in the performance of its duties, apart from counsel or advisors hired by management.

Audit Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or SharpLink’s independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel, and direction to management and to the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by SharpLink’s independent registered public accounting firm. Pre-approval includes audit services, audit-related services, tax services, and all other services.

The Audit Committee reviewed and discussed with management its assessment of and report on the effectiveness of SharpLink’s internal control over financial reporting as of December 31, 2022, which it made based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework).

The Audit Committee reviewed and discussed the audited financial statements included in SharpLink’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) with management and Cherry Bekaert, LLP. The Audit Committee also discussed with Cherry Bekaert, LLP the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee obtained from Cherry Bekaert, LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with Cherry Bekaert, LLP its independence from SharpLink and management.

Our Audit Committee considered all non-audit services provided by Cherry Bekaert, LLP and determined that the provision of such services was compatible with maintaining such firm’s audit independence.

Based on the reviews and discussions referred to above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements referred to above in SharpLink’s 2022 Annual Report for filing with the Securities and Exchange Commission.

Respectfully submitted,
Audit Committee

Adrienne Anderson, Chairwoman
Tom Doering Scott Pollei

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

Below is a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. This section focuses on the compensation of Named Executive Officers (“NEOs”) for 2022, who were:

Executive Officers

Name	Age	Position
Rob Phythian	58	President and Chief Executive Officer
Chris Nicholas	54	Chief Operating Officer
Robert DeLucia	59	Chief Financial Officer
David Abbott	57	Chief Technology Officer

Rob Phythian: Mr. Phythian, age 58, is currently President and Chief Executive Officer of SharpLink, a position he has held since the MTS Merger in July 2021. He has also served as Chief Executive Officer of SharpLink, Inc., since he co-founded the company in 2019. From 2015 to 2021, Mr. Phythian was also Chief Executive Officer and a director of SportsHub, a fantasy sports consolidation and daily game operator. Effective as of June 1, 2021, Mr. Phythian resigned from his position as Chief Executive Officer of SportsHub and resigned as a director of that company on September 14, 2021. Before SportsHub, Mr. Phythian was co-founder and CEO of SportsData, where he was responsible for corporate operations, business development and strategic partnerships. Mr. Phythian was CEO of SportsData from 2010 until 2013, when SportsData was sold to international data company Sportradar. Mr. Phythian stayed with Sportradar U.S., working on key league and customer relationships including Google, Turner Sports, NBC, CBS and the NFL. Prior to Sportradar U.S., Mr. Phythian founded Fanball.com, which was sold to FUN Technologies, a publicly-traded company. Mr. Phythian has a bachelor’s degree in Business Administration from the University of St. Thomas (Minnesota).

Chris Nicholas: Mr. Nicholas, age 54, has been the Chief Operating Officer of SharpLink since the MTS Merger in July 2021. He has also served as Chief Operating Officer of SharpLink, Inc. since he co-founded the Company in 2019. Prior to SharpLink, Mr. Nicholas was Chief Operating Officer and a director of SportsHub, from 2016 to 2019, and continued providing services to SportsHub on a limited part-time basis until June 1, 2021. Mr. Nicholas resigned as a director of that company on September 14, 2021. Prior to SportsHub, he was the Founder and CEO of Sports Technologies, Inc, which SportsHub purchased in 2016. Prior to Sports Technologies, Mr. Nicholas spent ten years at ESPN.com, most recently as Executive Producer, where he was responsible for the Fantasy Sports and ESPN Insider businesses. Mr. Nicholas began his career in 1994 at Starwave Corporation, an internet media company that was the first to put sports news, information and fantasy games on the Internet. Mr. Nicholas earned his B.A. from Dartmouth College.

Robert DeLucia: Mr. DeLucia, age 59, has served as Chief Financial Officer of SharpLink since August 2022. Prior to joining SharpLink, he served as Interim Chief Financial Officer of Neon Logistics, LLC, where he was tasked with leading the Company’s financial restatements and transition to U.S. GAAP accounting.  From February through December 2022, he was Chief Accounting Officer at GTT Communications, a tier one Internet backbone service supplier.  Previously, Mr. DeLucia served as Controller of Eastern Airlines during its business reboot from January 2020 through November 2020.  From October 2016 through 2019, he worked at Tarsus CFO Services, providing fractional CFO services to primarily mid-sized private equity firms; and from December 2011 through April 2016, he was Corporate Controller and Divisional CFO of Taurus Aerospace Group and Aviation Technical Services.  Mr. DeLucia earned both Bachelor of Arts and Bachelor of Science degrees from Robert Morris University.

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David Abbott: Mr. Abbott, age 57, joined SharpLink in September 2022 and has served as SharpLink’s Chief Technology Officer since November 2022. Prior to joining SharpLink, Mr. Abbott spent more than eight years at Sportradar (Nasdaq: SRAD), serving first as Senior Vice President of Innovation and Technology and rising to Managing Director of U.S. Sports Media, where he focused on the growth and development of the company’s media strategy in the United States.  Founded in 2001, Swiss-based Sportradar is a sports technology company serving over 1,700 sports federations, media outlets, betting operators and consumer platforms across 120 countries. Sportradar’s U.S.-based business traces its start to its 2014 acquisition of SportsData, a provider of sports-related live data and digital content co-founded by Mr. Abott and SharpLink’s CEO, Rob Phythian, in 2010.  Following the acquisition, Mr. Abbott joined Sportradar to establish and build its U.S. presence. A frequent speaker at sports industry conferences and trade events, Mr. Abbott has also volunteered over the past several years as a mentor to CEOs of emerging software companies in association with the Minnesota Emerging Software Advisory.  He earned his MBA in Finance from the University of St. Thomas – Opus College of Business and a Bachelor of Science degree in Computer Science from the University of Minnesota, Institute of Technology.

Executive and Director Compensation Policy Overview

SharpLink’s compensation policy for our executives and directors is intended to assist in achieving the goals of the Company and its work plans with a long term view and to ensure that: 1) the interests of the officers and directors will be as close as possible and in the closet possible conformity to the interests of the Company’s shareholders; 2) the Company will be able to recruit and retain senior managers who have the ability to lead the Company to business success and to confront the challenges that we may face; 3) the officers and directors will be motivated to achieve a high level of business performance without taking unreasonable risks; and 4) an appropriate balance will be created between the various components, short-term vs. long-term, and compensation in cash vs. equity-based compensation.

Being a public company engaged in the business of providing technology and services focused on connecting sports fans with sports media companies, leagues, teams and sportsbooks, and iGaming enthusiast with casino gaming operators, the Company faces the ongoing task of recruiting and retaining leading managers and professionals, in competition with other companies operating in the same or similar fields. For the past three years, there has not been any particular shortage of quality managerial manpower with expertise in the Company’s particular field of business. However, given the dynamic nature of the field, which features an increasing number of competitors, some of which are much larger companies than we are, there is a concern that such a shortage may emerge during the coming years. Our compensation policy is intended, inter alia, to ensure our ability to recruit and retain the quality managerial manpower that it requires for the continued and successful development of our business, considering the challenges characterizing the employment markets in which we operate.

Compensation of Executives and Directors in View of Our Values and Business Strategy

We see a need to compensate our executives and directors for their contribution to our business success over time and to have consideration for the broad areas of responsibility and authority imposed upon them.  However, given that we employ a relatively small number of employees, most of whom have specialized professional or technical expertise, we acknowledge the importance of appropriate compensation for all of our employees and of maintaining a reasonable ratio between the overall executives and directors to the compensation of other employees.  Our Compensation Committee annually assesses the ratio between the terms of service and employment of each of our executives and directors and the average and median compensation of other Company employees.  In the opinion of the Compensation Committee and Board members, the ratio is appropriate and reasonable in view of the nature of the Company, our size, the mixture of manpower and our field of operation, and does not affect the labor relations in the Company.  In addition, it was also determined that the ratio between the terms of service and employment of each one of the officers and directors (excluding equity compensation) and the average and median cost of employment of our other employees should not exceed 10.

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Our policy is that the overall compensation of the officers should be substantially influenced by the business results of the Company and by the personal contribution of each manager to the attainment of these results. To the extent that the managerial level is higher, there should be an increase in influence of business results and the personal contribution of each manager to the attainment of these results on the compensation of the manager. To that end, the higher the management level, the more substantial the relative weight attached to compensation components that are dependent upon performance will be.

Components of Executive Compensation

The overall compensation of each employee, and especially the officers, is built using several components so that each component rewards our employees for a different aspect of his or her contribution to our Company.  Specifically, compensation components include fixed based salary; social and incidental benefits; variable, performance-based rewards (annual bonus, commissions and grants); and equity-based compensation.  In addition to or in lieu of bonuses paid under an annual bonus plan or as a discretionary bonus, the Company may pay a special bonus to officers and directors due to achievements of milestones and goals determined by the Board of Directors, in accordance with the Company’s strategic business plan, including in connection with material projects under development, acquisition or disposition of material assets, financing activities and achievement of department tasks, up to a maximum of three monthly base salaries per year, subject to limitations set forth in applicable law and the predefined cap on annual bonuses defined in our Directors and Officers Compensation Policy.

Summary Executive Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to the Company’s Named Executive Officers (NEOs):

	Fiscal	Salary	Bonus	Option Awards	All Other	Total
Name and Position	Year	($)	($)	(1)($)	Compensation (2) ($)	($)
Rob Phythian	2022	300,000	181,671	130,576	12,000	624,247
President and Chief Executive Officer	2021	259,444	8,000	912,388	5,000	1,184,832

Robert DeLucia	2022	80,385	30,938	21,399	—	132,722
Chief Financial Officer (3)	2021	—	—	—	—	—

Brian Bennett	2022	153,654	22,212	-	—	175,866
Former Chief Financial Officer (4)	2021	81,346	—	80,066	—	161,412

Chris Nicholas	2022	240,000	89,137	113,336	—	442,473
Chief Operating Officer	2021	265,231	36,780	461,928	—	763,939

David Abbott	2022	64,615	—	22,422	—	87,037
Chief Technology Officer (5)	2021	—	—	—	—	—

(1)

Represents the share-based compensation expenses recorded in SharpLink’s consolidated financial statements for the year ended December 31, 2022 and 2021, based on the option’s fair value, calculated in accordance with accounting guidance for equity-based compensation. For a discussion of the assumptions used in reaching this valuation, see note 12 to SharpLink’s consolidated audited financial statements included in the 2022 Annual Report, reported on Form 10-K

(2)	Other compensation represents reimbursement of up to $1,000 per month for private/social club dues for the CEO.

(3)	Mr. Robert DeLucia was named as our Chief Financial Officer in August 2022.

(4)	Mr. Brian Bennett joined us as the Chief Financial Officer in August 2021 and resigned in August 2022.
(5)	Mr. David Abbott joined SharpLink in September 2022.

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Director Compensation

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director serving on SharpLink’s board during the year ended December 31, 2022.

Name	Fees Earned ($)	Option Awards ($)(1)	Total($)
Paul Abdo	$52,800	$121,804	$174,604
Joe Housman	$72,800	$121,804	$194,604
Tom Doering	$56,400	$—	$56,400
Scott Pollei	$57,000	$—	$57,000
Adrienne Anderson	$57,600	$—	$57,600

(1)

Represents the share-based compensation expenses recorded in SharpLink’s consolidated financial statements for the year ended December 31, 2022, based on the option’s fair value, calculated in accordance with accounting guidance for equity-based compensation. For a discussion of the assumptions used in reaching this valuation see Note 12 to SharpLink’s consolidated audited financial statements included in the 2022 Annual Report.

EQUITY INCENTIVE PLAN INFORMATION

As of December 31, 2022, the Company had two equity incentive plans under which Ordinary Shares of the Company were authorized for issuance to directors, officers or employees of the Company and its subsidiaries in exchange for consideration in the form of goods or services: the 2020 Stock Incentive Plan and the 2021 Equity Incentive Plan.

2020 Stock Incentive Plan

In December 2020, SharpLink, Inc.’s Board of Directors approved the 2020 Stock Incentive Plan (the “2020 Plan”). Equity instruments allowed to be granted under the plan include stock options, restricted stock awards, stock appreciation rights, performance units and stock bonuses. The 2020 Plan allowed for grants of up to 400,000 shares of SharpLink, Inc. and the 2020 Plan expires on December 23, 2030. Prior to the MTS Merger, 360,000 stock options had been granted under the 2020 Plan.

Through the MTS Merger in July 2021, SharpLink assumed the 2020 Plan and exchanged all outstanding stock options in SharpLink, Inc. for those in SharpLink at an exchange rate of 1.3352 shares of SharpLink for one share of SharpLink, Inc. As a result, there were 480,664 stock options outstanding as of the closing date of the MTS Merger. To provide for adequate shares to be issued to Company’s employees, Mr. Rob Phythian, SharpLink’s CEO, and Mr. Chris Nicholas, SharpLink’s COO, forfeited an aggregate of 1,140,000 options, 360,000 of which were vested. As a result, 780,000 options were deemed to have been forfeited and 360,000 options were deemed to have expired.

During 2021 and 2022, there were no grants under the 2020 Plan. As of December 31, 2022, there were 430,630 stock options outstanding with a weighted average exercise price of approximately $0.94 per share. There will be no future grants made through the 2020 Plan as the plan was succeeded by the 2021 Equity Incentive Plan.

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2021 Equity Incentive Plan

In July 2021, the Company’s shareholders approved the 2021 Equity Incentive Plan (the “2021 Plan”). The plan is the successor to the 2020 Plan. The Equity instruments allowed to be granted under the plan include stock options, warrants, stock appreciation rights, restricted stock awards, and restricted stock units. In September 2022, shareholders approved an amendment to the 2021 Plan, increasing the total number of equity instruments allowed for grants from 2,336,632 to 5,436,632 shares.  The 2021 Plan expires on December 23, 2030.

During 2022, there were 2,496,500 stock options granted under the 2021 Plan with a weighted average exercise price of $1.00 per share.  The following table provides information about our Ordinary Shares that may be issued upon the exercise of options, warrants and rights under all our existing equity compensation plans as of December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plan Approved by Shareholders:

2020 Stock Incentive Plan	430,630	$0.94	-
2021 Equity Incentive Plan	2,458,494	$1.00	2,978,138

Equity Compensation Plan Not Approved by Shareholders:	N/A	N/A	N/A

Stock Option Forfeitures by Co-Founders

Prior to receiving shareholder approval in September 2022 to increase the number of Ordinary Shares authorized to be granted under the 2021 Plan, and to provide for issuance of stock options to employees of the Company, Mr. Rob Phythian, SharpLink’s CEO, and Mr. Chris Nicholas, SharpLink’s COO, forfeited an aggregate of 1,140,000 options, 360,000 of which were vested. As a result, 780,000 options were deemed to have been forfeited and 360,000 options were deemed to have expired.

Outstanding Equity Awards

The following table sets forth information regarding the options and unvested restricted shares held by each of the NEOs as of December 31, 2022.

Outstanding Equity Awards at Fiscal Year-End

	Options
Name	Number of Ordinary Shares Underlying Unexercised Options (Exercisable)	Number of Ordinary Shares Underlying Unexercised Options (Unexercisable)	Option Exercise Price	Option Expiration Date
Rob Phythian	80,111	-	$0.94	12/27/2030
	-	450,000	$1.17	9/12/2032

Chris Nicholas	80,111	-	$0.94	12/27/2030
	6,250	218,750	$0.64	11/08/2032

Robert DeLucia	16,666	133,334	$1.20	8/21/2032

David Abbott	12,500	137,500	$0.95	9/25/2032

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PAY VERSUS PERFORMANCE

In accordance with the SEC’s disclosure requirements pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act, provided below is the Company’s Pay Versus Performance disclosures as required As required by Item 402(v) for smaller reporting companies, we have included a table that compares the total compensation of our principal executive officer (“PEO”) and average other named executive officers (“Non-PEO NEOs”), as presented in the Summary Executive Compensation Table (“Summary Compensation Table”), to compensation actually paid.   The table and disclosure below also compares compensation actually paid to our indexed total shareholder return and GAAP Net Income.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, our Compensation Committee has not used compensation actually paid as a basis for making compensation decisions, nor does it use GAAP Net Income for purposes of determining incentive compensation. Please refer to our Executive Compensation and Related Information on pages 25 to 28 for a discussion of our executive compensation program objectives and the ways in which we align executive compensation pay with performance.

The table below shows for 2021 and 2022 the “total” compensation for Rob Phythian, our PEO and our other NEOs from the Summary Compensation Table above; the compensation actually paid to those officers calculated using rules required by the SEC; our total shareholder return; and our net income.  Compensation actually paid does not represent the value of shares received by the officers during the year, but rather is an amount calculated under Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (1)	Average Compensation Actually Paid to Non-PEO NEOs ($) (1) (2) (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Loss ($)
2022	624,247	547,611	838,098	761,462	13.10	(15,233,378)
2021	1,184,832	1,587,694	925,351	1,385,139	81.29	(55,644,135)

(1)  The Company was formerly known as Mer Telemanagement Solutions Ltd. (“MTS”), before the MTS Merger. Rob Phythian became SharpLink’s PEO effective July 27, 2021, in connection with the MTS Merger and was the only PEO during the year ended December 31, 2022.  Prior to the MTS Merger, Ross Hess was MTS’ PEO up until the merger completion on July 27, 2021.  Because MTS was reclassified as discontinued operations for the years ended December 31, 2022 and 2021 by SharpLink due to its sale by the Company on December 31, 2021, we have not included Mr. Hess’ or other MTS Non-PEO NEOs’ compensation in our Pay Versus Performance calculations.

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The individuals comprising SharpLink’s Non-PEO NEOs for each year presented are listed below:

2021	2022
Chris Nicholas, Chief Operating Officer	Chris Nicholas, Chief Operating Officer
Brian Bennett, Former Chief Financial Officer	Brian Bennett, Former Chief Financial Officer
Robert DeLucia, Chief Financial Officer
David Abbott, Chief Technology Officer

(2) The amounts shown for compensation actually paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s NEOs.  These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3) Compensation actually paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below.  Equity values are calculated in accordance with ASC 718, Compensation – Stock Compensation.  Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards columns set forth in the Summary Compensation Table, which reflect the fair market values of equity awards as of each grant date.

	2022 - PEO ($)	2021 - PEO ($)	2022 - Non-PEO NEOs ($)	2021 - Non-PEO NEOs ($)
Summary Compensation Table ("SCT") Total Compensation	$624,247	$1,184,832	$838,098	$925,351
Deduct equity awards reported in SCT	$(130,576)	$(912,388)	$(157,157)	$(541,994)
Add year-end fair value of equity awards in covered fiscal year which are outstanding and unvested as of the end of the covered fiscal year	$53,940	$435,299	$70,034	$473,155
Add the change in fair value as of the end of the covered fiscal year (from the end of the prior fiscal year) of any awards granted in prior years that remain outstanding and unvested as of the end of the covered fiscal year	$-	$-	$-	$-
Add the fair value as of the vesting dates for awards that are granted and vested in the same covered fiscal year	$-	$879,951	$10,487	$528,626
Add the change in fair value from the end of the prior fiscal year to the vest date for awards granted in prior years that vested in the covered year	$10,022	$-	$10,022	$-
Deduct the fair value at the end of the prior fiscal year for awards granted in prior years that forfeited during the covered fiscal year	$(1,225,725)	$-	$(912,256)	$-
Compensation Actually Paid	$547,611	$1,587,694	$761,462	$1,385,139

EMPLOYMENT AGREEMENTS OF NAMED EXECUTIVE OFFICERS

Below are summaries of the employment agreements entered into by SharpLink and its NEOs.

Rob Phythian, President and Chief Executive Officer

Under his employment agreement, Mr. Phythian receives an annual base salary of $300,000 and is eligible to receive an annual bonus, as determined by the SharpLink’s Board of Directors, of up to 25% of his base salary. Such annual bonus has been updated by the annual bonus approved by our shareholders at the shareholders meeting on September 8, 2022.

As approved, Mr. Phythian is also eligible to receive the following compensation:

•

Annual Bonus: Mr. Phythian may be eligible to receive a bonus based on annual bonus plans that will be approved by the Compensation Committee and Board of Directors and will provide for payment of an aggregate bonus of up to 10 monthly base salaries (the “Annual Bonus”). The Annual Bonus will consist of: (i) a discretionary bonus based on the overall satisfaction from the CEO’s performance, including the criteria set forth in the compensation policy, in an amount of up to 3 monthly base salaries, which will be determined by the Compensation Committee and Board of Directors, and (ii) the remainder, which will be based on one or more of the measurable criteria set forth in the Company’s compensation policy, with such targets and weights as determined by the Compensation Committee and Board of Directors, based on the Company’s long-term goals and budget. . The Bonus earned, if any, shall be payable in accordance with the Company’s updated compensation policy found at Annex A to the exhibit 99.2 of the Company’s current report on form 6-K submitted on July 28, 2022.

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•

Special Bonus: Mr. Phythian received a one-time special bonus of $68,000 due to his special contribution to the successful execution and consummation of an approximately $10 million round of financing with an institutional investor during November 2021.

•

Option Grant: Mr. Phythian received options to acquire 450,000 Ordinary Shares, under our 2021 Plan, constituting approximately 1.6% of the outstanding share capital of the Company calculated on a fully-diluted basis. One-third of the option will vest and be exercisable on September 8, 2023, the first anniversary of September 8, 2022, the grant date, one-third of the option will vest and be exercisable on September 8, 2024, the second anniversary of the grant date and one-third of the option will vest and be exercisable on September 8, 2025, the third anniversary of the grant date, subject in all cases to Mr. Phythian’s continued services to the Company. The exercise price per share of the options will be equal to the closing sale price of our Ordinary Shares on the Nasdaq Capital Market on September 8, 2022, the grant date. The option will expire on the tenth anniversary of September 8, 2022.

Following the MTS Merger, Mr. Phythian received options to acquire 600,000 Ordinary Shares of SharpLink under its 2021 Plan. One-third vested and are exercisable on the grant date, one third will vest and be exercisable on the first anniversary of the grant date and one third will vest and become exercisable on the second anniversary of the grant date, subject in all cases to Mr. Phythian’s continued services to SharpLink. Notwithstanding the foregoing vesting schedule, the right to purchase all shares subject to the option will vest and become exercisable if Mr. Phythian’s employment is terminated 90 days prior to or six months following the completion of a change of control (as such term is defined in the 2021 Plan) of SharpLink. The exercise price per share of the options is $6.74. The options will expire on the tenth anniversary of the date of grant. Mr. Phythian is not entitled to any additional remuneration for his services as a director of SharpLink. Prior to receiving shareholder approval in September 2022 to increase the number of Ordinary Shares authorized to be granted under the 2021 Plan, and to provide for issuance of stock options to other employees of the Company, Mr. Phythian forfeited the 600,000 options.

On February 27, 2023, Mr. Phythian received 175,000 options to acquire 175,000 Ordinary Shares, under our 2021 Plan. Every 1/36th of the total grant of 175,000 options shall vest and be exercisable monthly from March 27, 2023 to February 27, 2026 for 36 months, subject in all cases to Mr. Phythian’s continued services to SharpLink. The 175,000 options consist of 165,277 non-qualified stock options and 9,723 incentive stock options. The non-qualified stock options will vest from March 27, 2023 to December 27, 2025. The incentive stock options will vest on January 27, 2026 and February 26, 2026.

Mr. Phythian also receives certain medical and fringe benefits, including 100% of the premiums payable for medical insurance benefits for Mr. Phythian and his immediate family during the time of his employment, reimbursement of up to $1,000 per month for private/social club dues, and reimbursement of travel and other expenses incurred in connection with the performance of his duties in accordance with SharpLink’s policies. Mr. Phythian is also entitled to receive an indemnification letter in the form identical to the form provided to SharpLink’s other officers and directors and to be included in SharpLink’s directors’ and officers’ liability insurance policy authorized in accordance with SharpLink’s compensation policy.

Upon termination of Mr. Phythian’s employment by either him or SharpLink, regardless of the reason, Mr. Phythian shall be entitled to (i) any earned but unpaid bonus, payable at such times as such bonus would have otherwise been paid if employment had not been terminated (unless otherwise required by law), and (ii) all other benefits for which he may be eligible in accordance with the SharpLink’s policies then in effect that have vested as of the termination date. If Mr. Phythian’s employment is terminated by SharpLink without “Just Cause” or by Mr. Phythian for “Good Reason,” (as such terms are defined in Mr. Phythian’s employment agreement) then he is entitled to a payment equal to three months of base salary and continued health care coverage for such period, provided that such severance payment is subject to repayment if determined to violate the non-competition and non-solicitation covenants in the agreement. The payment of severance is conditioned upon Mr. Phythian’s execution of a separation agreement that contains a full release of any claims he may have of his employment termination date against SharpLink.

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During the term of his employment and for a period of 24 months thereafter, referred to as the Restricted Period, Mr. Phythian will not be permitted, directly or indirectly, to provide services for or hold ownership of any entity that competes with the business of SharpLink in the U.S., Canada, the United Kingdom and the European Union. In addition, during the restricted period, Mr. Phythian may not solicit or encourage any employee of SharpLink to terminate his or her employment or any vendor or supplier to cease doing business with SharpLink.

Chris Nicholas, Chief Operating Officer

Under his employment agreement, Mr. Nicholas receives an annual base salary of $240,000 and is eligible to receive an annual bonus, as determined by the SharpLink’s Board of Directors, of up to 25% of his base salary. Following the MTS Merger, Mr. Nicholas received a grant of options under the 2021 Plan to acquire 300,000 SharpLink Ordinary Shares. One third vested and are exercisable on the grant date, one third will vest and be exercisable on the first anniversary of the grant date and one third will vest and become exercisable on the second anniversary of the grant date, subject in all cases to Mr. Nicholas’s continued services to SharpLink. Prior to receiving shareholder approval in September 2022 to increase the number of Ordinary Shares authorized to be granted under the 2021 Plan, and to provide for issuance of stock options to other employees of the Company, Mr. Nicholas forfeited the 300,000 options.

On February 27, 2023, Mr. Nicholas received 75,000 options to acquire 75,000 Ordinary Shares, under our 2021 Plan. Every 1/36th of the total grant shall vest and be exercisable monthly from March 27, 2023 to February 27, 2026 for 36 months, subject in all cases to Mr. Nicholas’s continued services to SharpLink.

Mr. Nicholas also receives certain medical and fringe benefits, including 100% of the premiums payable for medical insurance benefits for Mr. Nicholas and his immediate family during the time of his employment and reimbursement of travel and other expenses incurred in connection with the performance of his duties in accordance with SharpLink policies. Mr. Nicholas is also entitled to receive an indemnification letter in the form identical to the form provided to SharpLink’s other officers and directors and to be included in SharpLink’s directors’ and officers’ liability insurance policy authorized in accordance with SharpLink compensation policy.

Upon termination of Mr. Nicholas’s employment by either him or SharpLink regardless of the reason, Mr. Nicholas shall be entitled to (i) any earned but unpaid bonus, payable at such times as such bonus would have otherwise been paid if employment had not been terminated (unless otherwise required by law), and (ii) all other benefits for which he may be eligible in accordance with SharpLink’s policies then in effect that have vested as of the termination date. If Mr. Nicholas’s employment is terminated by SharpLink without “Just Cause” or by Mr. Nicholas for “good reason,” (as such terms are defined in Mr. Nicholas’s employment agreement), then he is entitled to a payment equal to three months of base salary and continued health coverage for such period. The payment of severance is conditioned upon Mr. Nicholas’s execution of a separation agreement that contains a full release of any claims he may have as of his employment termination date against SharpLink.

Robert DeLucia, Chief Financial Officer

Under his employment agreement, Mr. DeLucia receives an annual base salary of $220,000 and is eligible to receive an annual bonus, as determined by SharpLink’s Board of Directors, of up to 25% of his base salary. On the date of his hire by SharpLink, August 22, 2022, Mr. DeLucia received a grant of options under the 2021 Plan to acquire 150,000 SharpLink Ordinary Shares. Every 1/36th of the total grant shall vest and be exercisable monthly from September 22, 2023 to August 22, 2026 for 36 months, subject in all cases to Mr. DeLucia’s continued services to SharpLink.

On February 27, 2023, Mr. DeLucia received a grant of options under the 2021 Plan to acquire 50,000 Ordinary Shares. Every 1/36th of the total grant shall vest and be exercisable monthly from March 27, 2023 to February 27, 2026 for 36 months, subject in all cases to Mr. DeLucia’s continued services to SharpLink.

Mr. DeLucia also receives certain medical and fringe benefits, including 100% of the premiums payable for medical insurance benefits for Mr. DeLucia and his eligible family members during the time of his employment and reimbursement of travel and other expenses incurred in connection with the performance of his duties in accordance with SharpLink policies. Mr. DeLucia is also entitled to receive an indemnification letter in the form identical to the form provided to SharpLink’s other officers and directors and to be included in SharpLink’s directors and officers’ liability insurance policy authorized in accordance with SharpLink’s compensation policy.

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Mr. DeLucia’s employment is not a guarantee of employment for a specific period of time.  His employment with SharpLink is “at-will,” which means that the Company or he may terminate his employment for any reason or no reason, at any time.  In the event Mr. DeLucia elects to resign his employment with the Company, he has agreed to provide SharpLink with 14 days’ written notice of his termination of employment.  During this notice period, the Company may ask him to perform specific duties or no duties at all and may ask him not to attend work during all or part of the notice period.  During the notice period, Mr. DeLucia will continue to receive the salary and benefits that he had been receiving immediately prior to such period, subject to any change generally made for other employees of the Company.  Further, upon termination of his employment for any reason, Mr. DeLucia agrees to cooperate with the Company with respect to those business-related matters of which he has knowledge and to assist with the orderly return of Company property and transition of his work to others, as directed by the Company.

David Abbott, Chief Technology Officer

Under his employment agreement, Mr. Abbott receives an annual base salary of $240,000 and is eligible to receive an annual bonus, as determined by SharpLink’s Board of Directors, of up to 50% of his base salary. On the date of his hire by SharpLink, September 26, 2022, Mr. Abbott received a grant of options under the 2021 Plan to acquire 150,000 SharpLink Ordinary Shares. Every 1/36th of the total grant shall vest and be exercisable monthly from October 26, 2023 to September 26, 2026 for 36 months, subject in all cases to Mr. Abbott’s continued services to SharpLink.

On February 27, 2023, Mr. Abbott received a grant of options under the 2021 Plan to acquire 100,000 Ordinary Shares. Every 1/36th of the total grant shall vest and be exercisable monthly from March 27, 2023 to February 27, 2026 for 36 months, subject in all cases to Mr. Abbott’s continued services to SharpLink.

Mr. Abbott also receives certain medical and fringe benefits, including 100% of the premiums payable for medical insurance benefits for Mr. Abbott and his immediate family during the time of his employment and reimbursement of travel and other expenses incurred in connection with the performance of his duties in accordance with SharpLink policies. Mr. Abbott is also entitled to receive an indemnification letter in the form identical to the form provided to SharpLink’s other officers and directors and to be included in SharpLink’s directors and officers’ liability insurance policy authorized in accordance with SharpLink’s compensation policy.

Mr. Abbott’s employment is not a guarantee of employment for a specific period of time.  His employment with SharpLink is “at-will,” which means that the Company or he may terminate his employment for any reason or no reason, at any time.  In the event Mr. Abbott elects to resign his employment with the Company, he has agreed to provide SharpLink with 14 days’ written notice of his termination of employment.  During this notice period, the Company may ask him to perform specific duties or no duties at all and may ask him not to attend work during all or part of the notice period.  During the notice period, Mr. Abbott will continue to receive the salary and benefits that he had been receiving immediately prior to such period, subject to any change generally made for other employees of the Company.  Further, upon termination of his employment for any reason, Mr. Abbott agrees to cooperate with the Company with respect to those business-related matters of which he has knowledge and to assist with the orderly return of Company property and transition of his work to others, as directed by the Company.

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III. APPROVAL OF ISSUANCE OF SHARES IN EXCESS OF 19.99% OF OUTSTANDING SHARES

(Item 3 on the Proxy Card)

We are asking shareholders to approve the issuance of ordinary shares, nominal value NIS 0.06 per share (the “Ordinary Shares”), in excess of 19.99% of the issued and outstanding Ordinary Shares in the event that Alpha elects to convert the 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture (the “Debenture”) into Ordinary Shares and the exercise of a warrant to purchase 8,800,000 Ordinary Shares (the “Warrant”), both issued in connection with the securities purchase agreement entered by and between us and Alpha, an existing shareholder of the Company, dated February 14, 2023 (the “SPA”), in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below. We filed the SPA as Exhibit 10.19 to our current report on Form 8-K on February 16, 2023.

Background

On February 14, 2023, we entered into the SPA, pursuant to which we issued to Alpha the Debenture, in the aggregate principal amount of $4,400,000, for a purchase price of $4,000,000 and the Warrant. The closing of the transactions contemplated by the SPA occurred on February 15, 2023 (the “Closing Date”).

The SPA

Pursuant to the SPA, we are required to obtain the approval from our shareholders (“Shareholder Approval)” for the issuance of Ordinary Shares underlying the Debenture and the Warrant in the event that the issuance of ordinary shares would be in excess of 19.99% of the issued and outstanding Ordinary Shares on the Closing Date (the “Nasdaq Proposal”). We are required to hold a meeting of shareholders within 120 days of the Closing Date for the purpose of obtaining shareholder approval and use our reasonable best efforts to obtain such shareholder approval, including, filing a proxy statement for such purpose with the SEC no later than April 30, 2023. If we do not obtain shareholder approval at the first meeting, we shall call a meeting every four months thereafter to seek shareholder approval until the earlier of the date Shareholder Approval is obtained or the Debenture is no longer outstanding.  The inclusion of this Proposal III in this proxy statement is in satisfaction of our requirement under the SPA to obtain approval from our shareholders.

The Debenture

The Debenture will be convertible, at any time, and from time to time, at Alpha’s option, into Ordinary Shares (the “Conversion Shares”), at an initial conversion price equal to $0.70 per share, subject to adjustment as described below and in the Debenture (the “Conversion Price”). Commencing November 1, 2023 and continuing on the first day of each month thereafter until the earlier of (i) February 15, 2026 (the “Maturity Date”), and (ii) the full redemption of the Debenture (each such date, a “Monthly Redemption Date”), the Company will redeem $209,524, plus accrued but unpaid interest, and any amounts then owing under the Debenture (the “Monthly Redemption Amount”). The Monthly Redemption Amount will be paid in cash; provided, that the Company may elect to pay all or a portion of a Monthly Redemption Amount in Ordinary Shares of the Company, based on a conversion price equal to the lesser of (i) the then Conversion Price of the Debenture and (ii) 85% of the average of the VWAPs (as defined in the Debenture) for the five consecutive trading days ending on the trading day that is immediately prior to the applicable Monthly Redemption Date. The Company may also redeem some or all of the then outstanding principal amount of the Debenture at any time for cash in an amount equal to the then outstanding principal amount of the Debenture being redeemed plus accrued but unpaid interest, liquidated damages, if any, and any amounts then owing under the Debenture. These monthly redemption and optional redemptions are subject to the satisfaction of the Equity Conditions (as defined in the Debenture). The Equity Conditions include, among others, obtaining the Shareholder Approval, which approval is being sought under this Proposal III.

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The Debenture initially accrues interest at the rate of 8% per annum for the first 12 months (commencing February 15, 2023), at the rate of 10% per annum for the ensuing 12 months, and thereafter until the Maturity Date, at the rate of 12% per annum. Interest may be paid in cash or Ordinary Shares of the Company or a combination thereof at the option of the Company; provided that interest may only be paid in shares if the Equity Conditions (as defined in the Debenture) have been satisfied. The Debenture includes a beneficial ownership blocker of 9.99%. In addition, pursuant to the terms of the Debenture, the Conversion Price of the Debenture has been reset to $0.41772, the lower of $0.70 and $0.41772, the average of the five Nasdaq Official Closing Prices immediately preceding the our filing of a registration statement on form S-1 (filing No.: 333-271396) on April 21, 2023.

The Debenture provides for adjustments to the Conversion Price in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions. In the event the Company, at any time while the Debenture is outstanding, issues or grants any right to re-price Ordinary Shares or any type of securities giving rights to obtain Ordinary Shares to a price below the Conversion Price, Alpha shall be extended full-ratchet anti-dilution protection (subject to customary Exempt Transaction issuances), and such reset shall not be limited by the Floor Price.

For a period of 18 months from the earlier of (i) approval of the Nasdaq Proposal and (ii) the effective date of the registration statement, Alpha shall have a right to participation in any new financing undertaken by the Company for up to 50% of the amount raised in the new financing.

Purchase Warrant

Pursuant to the terms of the SPA, on February 15, 2023 we issued the Warrant to Alpha, at an initial exercise price of $0.875 (the “Warrant Shares,” and, together with the Conversion Shares, and any other Ordinary Shares that may otherwise become issuable pursuant to the terms of the Debenture and Warrant, the “Underlying Shares”). The Warrant is exercisable in whole or in part, at any time on or after February 15, 2023 and before February 15, 2028. The Exercise Price of the Warrant is subject to an initial reset immediately prior to the Company’s filing of its proxy statement that includes this proposal to the lower of $0.875 and the average of the five Nasdaq Official Closing Prices immediately preceding such date. As a result, the Exercise Price has been reset to $0.41, the average of the five Nasdaq Official Closing Prices immediately preceding April 14, 2023, the date the Company filed its preliminary proxy statement which includes the Nasdaq Proposal.  The Warrant includes a beneficial ownership blocker of 9.99%. The Warrant provides for adjustments to the Exercise Price, in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions.

If at any time while the Warrants are still outstanding, we issue or grant any right to re-price Ordinary Shares or any type of securities giving rights to obtain Ordinary Shares at a price below the Exercise Price, Alpha shall be extended full-ratchet anti-dilution protection on the Warrants (reduction in price only, no increase in number of Warrant Shares, and subject to customary Exempt Transactions (as described in the Warrant)) and such reset shall not be limited by the Floor Price.

Registration Rights Agreement

We entered into a registration rights agreement with Alpha (the “Registration Rights Agreement”), pursuant to which we shall file a registration statement covering the Underlying Shares with the SEC no later than the 10th trading day following the date on which we file our Form 10-K for the year ended December 31, 2022, and with respect to any additional registration statements which may be required pursuant to the Registration Rights Agreement, the earliest practical date on which we are permitted by SEC Guidance to file such additional registration statement, to register the resale of the Underlying Shares. We also agreed to use best efforts to have the registration statement declared effective as promptly as possible after the filing thereof, but in any event no later than the 60th calendar day following the date on which we file our Annual Report on Form 10-K (or, in the event of a “full review” by the SEC, the 90th calendar day following such filing date).

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Lock-up Agreement and Voting Agreement

In connection with the transactions, each of our officers and directors who have Ordinary Shares and/or options have entered into a lock-up agreement with respect to shares they currently own or may acquire after the Closing Date, for a period commencing on the Closing Date and ending on the earlier of (i) 90 calendar days after the later of (A) Shareholder Approval or (B) the effective date of the registration statement, or (ii) the Debenture is redeemed in full. The officers and directors who have Ordinary Shares and/or options also entered into a voting agreement whereby they have agreed to vote their shares, and any shares over which they have voting power, in favor of the Nasdaq Proposal.

Required Vote

The affirmative vote of the holders of a majority of the Ordinary Shares represented at the Meeting, in person or by proxy, entitled to vote and voting on the matter, is required to approve the resolution.

If the Company has not obtained Shareholder Approval, then the Company may not issue upon conversion of the Debenture or exercise of the Warrant a number of Ordinary Shares in excess of 5,429,994, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after February 14, 2023, the date of the SPA. In addition, if the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Debenture is no longer outstanding.

Why Approval is Needed

We are seeking shareholder approval in order to comply with Nasdaq Listing Rule 5635(d). Pursuant to Nasdaq Listing Rule 5635(d), shareholder approval is required prior to a 20% Issuance (as defined below) at a price that is less than the Minimum Price (as defined below). For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by our officers, directors or substantial shareholders equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

Based on Nasdaq Listing Rule 5635(d), in the event of the issuance of the Ordinary Shares upon conversion of the Debenture at the Conversion Price and upon exercise of the Warrants at the Exercise Price, which prices represent, in each case, a discount to the Minimum Price, constitutes a 20% Issuance under Nasdaq Listing Rule 5635(d). As of the Closing Date, 19.99% of our issued and outstanding Ordinary Shares was 5,376,288.  The Underlying Shares, in the aggregate, would represent the issuance of 26,452,381 Ordinary Shares, which is in excess of 19.99% of our issued and outstanding Ordinary Shares on the Closing Date.

Proposed Resolution

It is therefore proposed that at the Meeting the following resolution be adopted:

“RESOLVED, to approve the issuance of Ordinary Shares in excess of 19.99% of our issued and outstanding Ordinary Shares upon the conversion of the Debenture and the exercise of the Warrant issued in connection with the SPA.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING RESOLUTION.

Unless marked otherwise, proxies received will be voted FOR Proposal 3.

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IV. APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF ASSOCIATION TO INCREASE THE QUORUM

(Item 4 on the Proxy Card)

Shareholders are being asked to consider and approve the Amendment (as defined below) with respect to the quorum requirement for meetings of Shareholders.

Section 5620(c) of the Nasdaq listing standards provides that in no case shall the quorum at a meeting of shareholders be less than 33 1⁄3% of the outstanding shares of a company’s common voting stock. Prior to 2023, based on our status as a foreign private issuer, we were permitted to, and elected to, follow Israeli home country practices in lieu of this Nasdaq listing standard. Our current Articles define the quorum necessary for the transaction of business at a meeting of Shareholders as two or more shareholders present in person or by proxy and holding Ordinary Shares (on an as-converted basis) conferring in the aggregate more than 25% of the total voting power attached to the Ordinary Shares of the Company (on an as-converted basis, subject to the Beneficial Ownership Limitation).  On April 14, 2023, the Board recommended an amendment to our Articles to increase the quorum to 33 1/3% of our issued and outstanding Ordinary Shares to comply with the quorum requirements under the Nasdaq listing standards (the “Amendment”), as a result of our loss of foreign private issuer status beginning 2023.

The proposed Amendment would increase the quorum requirement applicable to meetings of Shareholders, from 25% to 33 1/3%. Failure to increase our quorum requirement to 33 1/3% of the Company’s outstanding voting shares will result in the Company being out of compliance with the listing standards of the Nasdaq Stock Market and, if not cured, could result in the Company being de-listed.

The proposed Amendment entails amending Article 24.1 of the Company’s Articles of Association to read as follows:

“Two or more shareholders present in person or by proxy and holding Ordinary Shares (on an as-converted basis) conferring in the aggregate more than 33 1/3% of the total voting power attached to the Ordinary Shares of the Company (on an as-converted basis, subject further to the Beneficial Ownership Limitation), shall constitute a quorum at General Meetings. No business shall be considered or determined at a General Meeting, unless the requisite quorum is present when the General Meeting proceeds to consider and/or determine same business.”

Required Vote

The affirmative vote of the holders of a majority of the Ordinary Shares represented at the Meeting, in person or by proxy, entitled to vote and voting on the matter, is required to approve the resolution.

Proposed Resolution

It is therefore proposed that at the Meeting the following resolution be adopted:

“RESOLVED, that Article 24.1 of the Company’s Articles of Association be amended, substantially in the following form, which modifies the quorum requirements to transact business at a meeting of Shareholders:

Two or more shareholders present in person or by proxy and holding Ordinary Shares (on an as-converted basis) conferring in the aggregate more than 33 1/3% of the total voting power attached to the Ordinary Shares of the Company (on an as-converted basis, subject further to the Beneficial Ownership Limitation), shall constitute a quorum at General Meetings. No business shall be considered or determined at a General Meeting, unless the requisite quorum is present when the General Meeting proceeds to consider and/or determine same business”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING RESOLUTION.

Unless marked otherwise, proxies received will be voted FOR Proposal 4.

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V. NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

(Item 5 on the Proxy Card)

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing our shareholders with the opportunity to cast a non-binding advisory vote, commonly known as “say on pay,” to approve the compensation of our named executive officers as disclosed in the “Executive Compensation and Related Information” section of this proxy statement in accordance with SEC rules. As described more fully in this proxy statement, our executive compensation program is designed to attract, retain, motivate and reward our executive officers who are responsible for our success. The program seeks to align the interests of our executive officers with those of our shareholders and incent our executive officers to attain our short- and long-term financial and business goals. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals and the realization of increased shareholder value. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.

We are asking our shareholders to indicate their support of our executive compensation as described in this proxy statement. This Say on Pay Proposal gives our shareholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and procedures described in this proxy statement. The vote is advisory, and therefore is not binding on us, our Board or our Compensation Committee in any way. Please note that the requirement to provide our shareholders with the opportunity to case a non-binding advisory vote in connection with compensation of named executive officers is in addition to any applicable approval requirements under the Israeli Companies Law as described above.

Required Vote

The affirmative vote of the holders of a majority of the Ordinary Shares represented at the Meeting, in person or by proxy, entitled to vote and voting on the matter, is required to approve the non-binding advisory resolution.

Proposed Resolution

It is therefore proposed that at the Meeting the following resolution be adopted:

“RESOLVED, that the shareholders hereby approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the compensation tables and the related disclosure contained in the proxy statement set forth under the caption “EXECUTIVE COMPENSATION AND RELATED INFORMATION”.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING RESOLUTION.

Unless marked otherwise, proxies received will be voted FOR Proposal 5.

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VI. NON-BINDING ADVISORY VOTE TO APPROVE THE SAY ON PAY FREQUENCY PROPOSAL

(Item 6 on the Proxy Card)

We are presenting the following resolution, which gives you as a shareholder the opportunity to inform us as to how often you wish us to include a proposal, similar to Proposal Five, in this proxy statement. This resolution is required pursuant to Section 14A of the Exchange Act. While our Board of Directors intends to carefully consider the shareholder vote resulting from the resolution, the final vote will not be binding on us and is advisory in nature.

Required Vote

Shareholders are not voting to approve or disapprove of the Board’s recommendation. Instead, the proxy card provides shareholders with four choices with respect to this proposal: (1) 1 year; (2) 2 years; (3) 3 years; or (4) abstaining from voting on the proposal. The frequency choice receiving the highest number of votes will be deemed the choice of the shareholders at the Meeting.

This vote is an advisory vote and will not be binding on the Company, the Board of Directors or the Compensation Committee. However, they will carefully consider the outcome of the vote and take into consideration any concerns raised by shareholders when determining the frequency of future advisory votes relating to executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ONE YEAR.

Unless marked otherwise, proxies received will be voted FOR one year.

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REVIEW AND DISCUSSION OF AUDITOR’S REPORT AND CONSOLIDATED FINANCIAL STATEMENTS

At the Meeting, our auditor’s report and the audited consolidated financial statements for the year ended December 31, 2022 will be presented. We will hold a discussion with respect to the financial statements at the Meeting. This Item will not involve a vote of the shareholders.

Our 2022 Annual Report, which included the auditor’s report and consolidated financial statements for the year ended December 31, 2022, is available on our website at www.sharplink.com or through the EDGAR website of the SEC at www.sec.gov. None of the auditor’s report, consolidated financial statements, the 2022 Annual Report or the contents of our website form part of the proxy solicitation material.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 19, 2023, the record date, regarding the beneficial ownership by our management and all shareholders known to us to own beneficially more than 5% of our Ordinary Shares:

Name (1)	Number of Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Ordinary Shares(3)
Principal Shareholders
Alpha (4) (5) (6)	2,685,336	9.99%

Executive Officers
Rob Phythian, CEO(7)	601,564	2.2%
Chris Nicholas, COO(8)	1,384,542	5.1%
Robert DeLucia, CFO(9)	41,665	*
David Abbott, CTO(10)	41,666	*
Non-Employee Directors
Paul Abdo(11)	1,127,555	4.2%
Joe Housman(12)	229,090	*
Tom Doering	—	—
Scott Pollei	—	—
Adrienne Anderson	—	—
All directors and executive officers as a group	3,426,082	12.5%

*	Indicates less than 1%.

1	Unless otherwise indicated, such individual’s address is C/O SharpLink Gaming Ltd., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401

2

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Ordinary shares relating to options currently exercisable or exercisable within 60 days of the date of this table are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

3

Percentages are calculated based on 26,881,144 Ordinary Shares issued and outstanding as of April 19, 2023, less 900 Ordinary Shares held as treasury stock. This represents a total number of 26,880,244.

4

Beneficial ownership reflects the maximum number of Ordinary Shares that may be acquired by Alpha subject to the Beneficial Ownership Limitation. Pursuant to the Company’s records, Alpha owns of record (i) 966,522 Ordinary Shares, (ii) 124,810 Preferred B Shares, (iii) prefunded warrant to purchase 1,253,592 Ordinary Shares at an exercise price of $0.01 per share, (iv) regular warrant to purchase 2,666,667 Ordinary Shares at an exercise price of $0.06 per share, (v) the Debenture convertible to up to 13,476,785 Ordinary Shares (consisting of 10,533,372 Conversion Shares to be issued at $0.41772, the Conversion Price, and 3,384,615 Interest Shares which may be issued at $0.39, the closing price of our Ordinary Shares as of April 19, 2023, assuming all permissible interest and principal payments are made in Ordinary Shares and the Debenture is held until maturity), and (vi)Warrant to purchase up to 8,800,000 Ordinary Shares at an initial exercise price of $0.875, which has been reset to $0.41, subject to adjustment.

5	As of April 19, 2023, there were 68,799 Preferred A-1 Shares accrued as payment of quarterly dividends on the Preferred B Shares held by Alpha, but not yet issued.

6	Alpha’s address is Altenbach 8, 9490 Vaduz, Principality of Liechtenstein.

7	Includes 94,694 Ordinary Shares issuable upon exercise of options within 60 days.

8	Includes 130,111 Ordinary Shares issuable upon exercise of options within 60 days.

9	Includes 41,665 Ordinary Shares issuable upon exercise of options within 60 days.

10	Includes 41,666 Ordinary Shares issuable upon exercise of options within 60 days.

11

Includes 57,608 Ordinary Shares issuable upon exercise of options within 60 days, and 827,926 Ordinary Shares indirectly owned by Mr. Abdo through Abdo Investments II, Inc., a Minnesota corporation. Mr. Abdo is a director of Abdo Investments II, Inc.

12	Includes 57,608 Ordinary Shares issuable upon exercise of options within 60 days.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of transactions since January 1, 2021 to which we have been a participant, in which:

•	the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

•

any of our directors (and director nominees), executive officers, or holders of more than 5% of our voting securities, or immediate family member or affiliate of such persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under “Executive Compensation and Related Information” above, or that were approved by our Compensation Committee.

We believe that each of the transactions described below were on terms no less favorable to us than terms we would have obtained from unaffiliated third parties. For our policies and procedures for related party transactions, see “Approval of Related Party Transactions Under Israeli Law” above.

Employment Agreements

We have entered employment agreements with each of our executive officers. See “Employment Agreements of Named Executive Officers” above for a further discussion of these agreements.

Indemnification of Officers and Directors

Our Articles allow us to insure, indemnify and exempt our office holders, to the fullest extent permitted by the provisions of the Israeli Companies Law. We have provided several of our directors and officers a letter of indemnification for liabilities or expenses incurred as a result of their acts in their capacity as directors and officers of our company, in an aggregate amount not to exceed $3 million. See “Exculpation, Indemnification and Insurance of Directors and Officers” above for a further discussion of the indemnification.

Related Party Transactions with SportsHub

SportsHub previously held approximately 40% of the voting power of SharpLink until December 22, 2022, when SportsHub merged with and into Merger Subsidiary with Merger Subsidiary surviving as a wholly owned subsidiary of SharpLink.

Shared Services with SportsHub

SharpLink and SportsHub, which previously held approximately 40% of the voting power of SharpLink and is now a subsidiary of SharpLink, are party to a Shared Services Agreement dated May 28, 2021. Under the terms of the Shared Services Agreement, SportsHub provides SharpLink with office space for certain company employees, accounting and other administrative services from SportsHub personnel, webhosting services and IT subscriptions, business insurance coverage, cell phone and ISP access, and additional services the parties may agree upon from time to time. SharpLink reimburses SportsHub for SharpLink’s allocated share of the cost of such services. Generally, services are allocated based on passthrough of the cost of SharpLink’s direct usage (such as cellphone plan coverage and webhosting services) or allocated based on share of headcount (such as the office lease and ISP).

The cost of shared personnel is allocated based on the parties’ estimate of time performing services for each entity. Shared personnel costs include salary, benefits, and related tax withholdings, which are allocated pro rata based on SharpLink’s and SportsHub’s estimate of the percentage of the working time a shared employee provides services to each company. Under the Shared Services Agreement, employees of SharpLink may also provide services to SportsHub. To the extent that SharpLink employees provide services to SportsHub, the cost of those services is offset against amounts otherwise owed under the Shared Services Agreement. Mr. Phythian, the Chief Executive Officer of SharpLink, and Mr. Nicholas, Chief Operating Officer of SharpLink, were also both employees of SportsHub until June 1, 2021.

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SharpLink does not pay a markup or share of overhead expenses to SportsHub for the shared services. The Shared Services Agreement has a one-year term and automatically renews for successive one-year periods unless terminated by either party. SharpLink may terminate the Shared Services Agreement or any individual services received thereunder upon 30 days’ notice to SportsHub, and SportsHub may terminate the Shared Services Agreement or any service thereunder upon 90 days’ notice to SharpLink.

The Shared Services Agreement formally documented the shared service arrangement that was previously in place between SportsHub and SharpLink. Prior to the entry into the Shared Services Agreement, SharpLink reimbursed SportsHub for services in the amounts of approximately $2.2 million and approximately $2.3 million in 2020 and 2019, respectively. Included in those amounts is an amount of approximately $1.5 million (for each of 2020 and 2019) related to SharpLink’s Sports Gaming Client Services operating segment, which was acquired by SharpLink from SportsHub in November 2020, which was accounted for as a common control merger, with expenditures by SportsHub on the Sports Gaming Client Services business treated, until the date of acquisition by SharpLink, as reimbursements for accounting purposes. Beginning in late 2020, SharpLink implemented steps to separate its operations from SportsHub, including transferring the payroll of the Sports Gaming Client Services segment and SharpLink’s Chief Executive Officer and Chief Operating Officer to SharpLink. Further, effective as of June 1, 2021, SharpLink’s Chief Executive Officer and Chief Operating Officer resigned from their positions as officers of SportsHub. As a result, SharpLink received significantly fewer services from SportsHub than in previous periods. SharpLink reimbursed SportsHub quarterly with an aggregate reimbursement of approximately $285,673 for the year ended December 31, 2022.  Upon the closing of SharpLink’s merger with SportsHub on December 22, 2022, this Shared Services Agreement was terminated.

Hays Companies

The Company uses Hays Companies (“Hays”) as an insurance broker. Hays is considered a related party as an executive of Hays serves on the board of directors for the Company. The Company paid $1,198,710 and $728,986 for the years ending December 31, 2022 and 2021, respectively for insurance coverage brokered by Hays. The Company’s director earned no commissions for the placement of these policies.

Connecticut Facility Lease

SharpLink leases office space in Collinsville, Connecticut from CJEM, LLC, an entity owned by Chris Nicholas, SharpLink’s Chief Operating Officer and member of its Board of Directors and a director nominee, pursuant to a lease dated December 16, 2020. SharpLink paid approximately $38,400 in each of 2022 and 2021 under such lease. The current term of the lease expires on December 31, 2023, and SharpLink has the right to extend the Lease under the same terms for an additional three-year term through December 31, 2026.

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Related Party Transactions with Alpha

2020 Old SharpLink-Alpha Securities Purchase Agreement

On December 23, 2020, SharpLink, Inc. (“Old SharpLink”) entered into a securities purchase agreement with Alpha, which the parties amended on June 15, 2021 and July 26, 2021. We refer to this securities purchase agreement, as amended, as the 2020 Purchase Agreement. Pursuant to an initial closing under the 2020 Purchase Agreement held on December 23, 2020, Old SharpLink issued and sold to Alpha shares of its Series A Preferred Stock for an aggregate gross purchase price of $2 million. The 2020 Purchase Agreement also provided that Alpha would purchase from Old SharpLink, and Old SharpLink would sell to Alpha, shares of Old SharpLink’s Series B Preferred Stock for an aggregate purchase price of $6 million. The closing of the sale of the Old SharpLink’s Series B Preferred Stock occurred immediately prior to the MTS Merger. The outstanding shares of Old SharpLink Series A Preferred Stock (including shares issued in satisfaction of dividends payable thereon) and Series B Preferred Stock sold to Alpha pursuant to the 2020 Purchase Agreement were exchanged in the MTS Merger for shares of the Company’s Preferred A-1 Shares and Preferred B Shares.

In addition to the Old SharpLink preferred stock sold to Alpha pursuant to the 2020 Purchase Agreement, Old SharpLink also agreed to issue to Alpha as a commitment fee for its obligation to purchase the Series B Preferred Stock. The commitment fee included a number of additional shares of Old SharpLink (or its successor, which includes the Company) representing to 3% of the fully-diluted shares of the Company following the MTS Merger. In satisfaction of such commitment shares, Old SharpLink issued Alpha an additional number of its Series A-1 Preferred Stock immediately prior to Closing of the MTS Merger, which were exchanged for 700,989 Preferred A-1 Shares of the Company in the MTS Merger.

The 2020 Purchase Agreement also provided that until such time as Alpha has invested an additional $20 million in Old SharpLink, including, subject to certain conditions, the Company following the effective time of the MTS Merger, or until July 26, 2022 (one year following the effective time of the MTS Merger), Alpha will have a right to participate in future financings conducted by the Company by purchasing up to 55% of the securities offered for sale in any such financing transactions. For as long as Alpha continues to hold Preferred A-1 Shares or Preferred B Shares, the Company is also, subject to customary exceptions and is prohibited from issuing any “variable rate transactions,” which for purposes of the 2020 Purchase Agreement, means a transaction in which the Company issues debt or equity securities that are convertible into Ordinary Shares at a conversion price that is based on or varies with the current trading price of the Ordinary Shares.

2021 SharpLink-Alpha Securities Purchase Agreement

On November 16, 2021, the Company entered into a securities purchase agreement (the “2021 Purchase Agreement”) with Alpha pursuant to which the Company issued and sold, in a registered direct offering, an aggregate of 1,413,075 of the Company’s Ordinary Shares at an offering price of $3.75 per share. In addition, the Company sold to Alpha certain prefunded warrants (the “Prefunded Warrants”) to purchase 1,253,592 Ordinary Shares. The Prefunded Warrants were sold at an offering price of $3.74 per warrant share and are exercisable at a price of $0.01 per share. These shares and the Prefunded Warrants were offered by the Company pursuant to a registration statement on Form F-3 (File No. 333-237989), which was initially filed with the SEC on May 4, 2020, and was declared effective by the SEC on May 12, 2020 (the “May 2020 Registration Statement”). In a concurrent private placement, the Company issued to Alpha, for each Ordinary Share and Prefunded Warrant purchased in the offering, an additional regular warrant (the “Regular Warrant”), each to purchase one Ordinary Share. The Regular Warrants are initially exercisable six months following issuance and terminate four years following issuance. The Regular Warrants have an exercise price of $4.50 per share and are exercisable to purchase an aggregate of 2,666,667 Ordinary Shares. The aggregate net proceeds from the sale of the Shares and Prefunded Warrants, after deducting offering expenses, was $9,838,711.

The Regular Warrants and the Ordinary Shares issuable upon the exercise of such warrants were not registered under the Securities Act, were not offered pursuant to the May 2020 Registration Statement and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. The 2021 Purchase Agreement provides the holder of the Regular Warrant with certain “piggy-back” registration rights in the event the Company files other registration statements with the SEC under the Securities Act. In the event that at the time of exercise there is not then a current registration statement covering the resale of the Ordinary Shares issuable upon exercise of the Regular Warrants, the holder shall have the right to exercise such warrant on a cashless (net exercise) basis. We have registered the Ordinary Shares underlying the Regular Warrants pursuant to a registration statement on Form F-3 (File No. 333-266292) to fulfill our obligation regarding the “piggy-back” registration rights.

2023 SharpLink-Alpha Debenture and Warrant Financing

On February 14, 2023, the Company entered into the SPA with Alpha, pursuant to which the Company issued to Alpha, the Debenture in the aggregate principal amount of $4,400,000 for a purchase price of $4,000,000 on February 15, 2023.  The Debenture is convertible, at any time, and from time to time, at Alpha’s option, into Conversion Shares at an initial conversion price equal to $0.70 per share, subject to adjustment as described in the Debenture. Pursuant to the terms of the Debenture, the Conversion Price of the Debenture has been reset to $0.41772, the lower of $0.70 and $0.41772, the average of the five Nasdaq Official Closing Prices immediately preceding the our filing of a registration statement on form S-1 (filing No.: 333-271396) on April 21, 2023. As part of the SPA, the Regular Warrants exercisable to purchase an aggregate of 2,666,667 ordinary shares have an exercise price of $4.50 per share were reduced from $4.50 per share to $.06 per share.

On February 15, 2023, the Company also issued to Alpha the Warrant to purchase 8,800,000 ordinary shares of the Company at an initial exercise price of $0.875.  The Warrant is exercisable in whole or in part, at any time on or after February 15, 2023 and before February 15, 2028. The Exercise Price of the Warrant has been reset to $0.41, the lower of $0.875 and $0.41, the average of the five Nasdaq Official Closing Prices immediately preceding our filing of the preliminary proxy statement on April 14, 2023, which included the Nasdaq Proposal. The Warrant includes a beneficial ownership blocker of 9.99%. The Warrant provides for adjustments to the Exercise Price, in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions. In the event the Company, at any time while the Warrants are still outstanding, issues or grants any right to re-price, ordinary shares or any type of securities giving rights to obtain ordinary shares at a price below Exercise Price, Alpha shall be extended full-ratchet anti-dilution protection on the Warrants (reduction in price, only, no increase in number of Warrant Shares, and subject to customary Exempt Transaction issuances), and such reset shall not be limited by the Floor Price.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and all persons who beneficially own more than 10 percent of the outstanding shares of our shares to file with the SEC initial reports of ownership and reports of changes in ownership of our Shares. Directors, executive officers and greater than 10 percent beneficial owners also are required to furnish us with copies of all Section 16(a) forms they file with the SEC. The directors and officers of the Company were not subject to Section 16(a) reporting during the year ended December 31, 2022 as a result of the Company’s former status as a “foreign private issuer” under SEC rules and regulations, which status was lost as of the last business day of the Company’s second fiscal quarter in 2022. Accordingly, the directors and officers of the Company became subject to Section 16(a) reporting as of January 1, 2023.

PROPOSALS OF SHAREHOLDERS

Any of our shareholders who intend to present a proposal at a shareholders’ meeting must satisfy the requirements of the Israeli Companies Law. Under the Israeli Companies Law, only shareholders who severally or jointly hold at least one percent (1%) of our outstanding voting rights are entitled to request that our Board of Directors include a proposal, in a future shareholders’ meeting, provided that such proposal is appropriate to be discussed in such meeting. The request should be submitted to the Company within seven days of publication of a notice with respect to the general meeting, unless the company publishes a preliminary notice (as done with respect to this Annual Meeting) at least twenty-one days prior to a publication of the notice of the meeting, stating its intention to convene such meeting and the agenda thereof, in which case the shareholder proposal should be submitted within fourteen days of such preliminary notice. The Annual Meeting notice attached to our preliminary proxy statement, which was filed on April 14, 2023, served as a notice regarding the Annual Meeting pursuant to Section 5C of the Israeli Companies Regulations (Notice and Announcement of a General Meeting and a Class Meeting in Public Company and Adding Subjects to the Agenda), 5760-2000.

Pursuant to Rule 14a–8 under the Exchange Act, any shareholders of our Company who intend to present proposals at our next annual meeting must submit their proposals in writing to us at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401, attention: CFO, by no later than Friday, December 29, 2023 (120 days prior to the anniversary of this year’s mailing date).

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OTHER MATTERS

The Board of Directors does not intend to bring any matters before the Meeting other than those specifically set forth in the Notice of the Meeting and knows of no matters to be brought before the Meeting by others. If any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

By Order of the Board of Directors
/s/ Chris Nicholas
Corporate Secretary

Dated: April 25, 2023

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SHARPLINK GAMING LTD.
333 WASHINGTON AVE N
MINNEAPOLIS, MINNESOTA 55401

SCAN TO
VIEW MATERIALS & VOTE

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V16971-P93278 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SHARPLINK GAMING LTD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS IN PROPOSAL 1, "FOR" PROPOSALS 2-5 AND "1 YEAR" ON PROPOSAL 6 BELOW.

1. To re-elect the directors for a term expiring at the Company's 2024 Annual General Meeting of Shareholders and when their successors are elected and qualified.

NOMINEES:

Note: Please sign exactly as your name or names appear(s) on this Proxy. If two or more persons are joint owners of a share, this instrument must be executed by the person who is registered first in the Company's Register of Members. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V16972-P93278

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert DeLucia, Chief Financial Officer, and Rob Phythian, Chief Executive Officer, or either of them, for and in the name(s) of the undersigned, with full power of substitution and revocation to vote any and all ordinary shares, nominal value NIS 0.06 per share, of SharpLink Gaming Ltd. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual General Meeting of Shareholders of the Company to be held on May 25, 2023 at 4:00 PM Central time at the Company's headquarters located at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401 USA, and at any adjournment(s) or postponement(s) thereof, and hereby revoking any prior proxies to vote said shares, upon the following items of business and related resolutions as more fully described in the notice of and proxy statement for such Annual General Meeting (receipt of which is hereby acknowledged):

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS IN PROPOSAL 1, "FOR" PROPOSALS 2-5 AND "1 YEAR" ON PROPOSAL 6 AS SET FORTH ON THE REVERSE SIDE.

FOR THE FULL TEXT OF EACH RESOLUTION SEE THE RELEVANT ITEM IN THE PROXY STATEMENT.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

(Continued and to be signed on the reverse side)